                                                                    EXHIBIT 10.1





                               APACHE CORPORATION

                              401(k) SAVINGS PLAN


































































January 1, 1997

                              TABLE OF CONTENTS

                                                                                                   PAGE
                                                                                                   ----
ARTICLE I  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

  1.1 Account Owner .   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  1.2 Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  1.3 Affiliated Entity   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  1.4 Alternate Payee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  1.5 Annual Addition.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  1.6 Code.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  1.7 Committee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  1.8 Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  1.9 Company Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  1.10 Company Discretionary Contributions.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  1.11 Company Matching Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  1.12 Company Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  1.13 Compensation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  1.14 Covered Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
  1.15 Determination Date.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  1.16 Disability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  1.17 Domestic Relations Order   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  1.18 Employee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  1.19 Employment Commencement Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  1.20 ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  1.21 Five-Percent Owner   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  1.22 Former Amoco Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  1.23 Highly Compensated Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  1.24 Hour of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  1.25 Key Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  1.26 Lapse in Apache Employment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  1.27 Limitation Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  1.28 Non-Highly Compensated Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  1.29 Non-Key Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  1.30 Normal Retirement Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  1.31 Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  1.32 Participant Before-Tax Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  1.33 Period of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  1.34 Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
  1.35 Qualified Domestic Relations Order ("QDRO").   . . . . . . . . . . . . . . . . . . . . . . .  7
  1.36 Qualified Matching Contributions ("QMACs")   . . . . . . . . . . . . . . . . . . . . . . . .  7
  1.37 Qualified Non-Elective Contributions ("QNECs")   . . . . . . . . . . . . . . . . . . . . . .  7
  1.38 Reemployment Commencement Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
  1.39 Required Beginning Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
  1.40 Spouse   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
  1.41 Termination from Service Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
  1.42 Valuation Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
  1.43 Year of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

ARTICLE II  PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

  2.1 Participation - Required Service.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8





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
  2.2 Reemployment.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  2.3 Enrollment Procedure.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

ARTICLE III  CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

  3.1 Company Contributions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  3.2 Participant Contributions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
  3.3 Return of Contributions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
  3.4 Limitation on Annual Additions.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
  3.5 Contribution Limits for Highly Compensated Employees (ADP Test).  . . . . . . . . . . . . .   15
  3.6 Contribution Limits for Highly Compensated Employees (ACP Test).  . . . . . . . . . . . . .   16
  3.7 Contribution Limits for Highly Compensated Employees (Multiple Use).  . . . . . . . . . . .   17
  3.8 QNECs.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
  3.9 QMACs.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

ARTICLE IV  INTERESTS IN THE TRUST FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

  4.1 Participants' Accounts.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
  4.2 Valuation of Trust Fund.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
  4.3 Allocation of Increase or Decrease in Net Worth.  . . . . . . . . . . . . . . . . . . . . .   20

ARTICLE V  AMOUNT OF BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

  5.1 Vesting Schedule.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
  5.2 Forfeitures.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
  5.3 Restoration of Forfeitures.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
  5.4 Method of Forfeiture Restoration.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
  5.5 Allocation of Forfeitures.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
  5.6 Credits for Pre-Lapse Service.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
  5.7 Transfers - Portability.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
  5.8 Reemployment - Separate Account.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

ARTICLE VI  DISTRIBUTION OF BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

  6.1 Beneficiaries.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
  6.2 Consent.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
  6.3 Distributable Amount.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
  6.4 Manner of Distribution.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
  6.5 Time of Distribution.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
  6.6 Direct Rollover Election.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

ARTICLE VII  WITHDRAWALS AND LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27

  7.1  In-Service Withdrawals.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
  7.2 Loans.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

ARTICLE VIII  ALLOCATION OF RESPONSIBILITIES - NAMED FIDUCIARIES  . . . . . . . . . . . . . . . .   30

  8.1 No Joint Fiduciary Responsibilities.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
  8.2 The Company.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
  8.3 The Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
  8.4 The Committee - Plan Administrator.   . . . . . . . . . . . . . . . . . . . . . . . . . . .   31





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  8.5 Committee to Construe Plan.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
  8.6 Organization of Committee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
  8.7 Interested Committee Members.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  8.8 Agent for Process.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  8.9 Indemnification of Committee Members.   . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  8.10 Conclusiveness of Action.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  8.11 Payment of Expenses.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32

ARTICLE IX  TRUST AGREEMENT - INVESTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32

  9.1 Trust Agreement.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  9.2 Expenses of Trust.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  9.3 Investments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33

ARTICLE X  TERMINATION AND AMENDMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33

  10.1 Termination of Plan or Discontinuance of Contributions.  . . . . . . . . . . . . . . . . .   33
  10.2 Allocations upon Termination or Discontinuance of Company Contributions.   . . . . . . . .   33
  10.3 Procedure Upon Termination of Plan or Discontinuance of Contributions.   . . . . . . . . .   34
  10.4 Amendment by Apache.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34

ARTICLE XI  PLAN ADOPTION BY AFFILIATED ENTITIES  . . . . . . . . . . . . . . . . . . . . . . . .   35

  11.1 Adoption of Plan.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
  11.2 Agent of Affiliated Entity.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
  11.3 Disaffiliation and Withdrawal from Plan.   . . . . . . . . . . . . . . . . . . . . . . . .   35
  11.4 Effect of Disaffiliation or Withdrawal.  . . . . . . . . . . . . . . . . . . . . . . . . .   35
  11.5 Distribution Upon Disaffiliation or Withdrawal.  . . . . . . . . . . . . . . . . . . . . .   36

ARTICLE XII  TOP-HEAVY PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36

  12.1 Application of Top-Heavy Provisions.   . . . . . . . . . . . . . . . . . . . . . . . . . .   36
  12.2 Determination of Top-Heavy Status.   . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
  12.3 Special Vesting Rule.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
  12.4 Special Minimum Contribution.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
  12.5 Change in Top-Heavy Status.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38

ARTICLE XIII  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38

  13.1 RIGHT TO DISMISS EMPLOYEES - NO EMPLOYMENT CONTRACT.   . . . . . . . . . . . . . . . . . .   38
  13.2 Claims Procedure.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
  13.3 Source of Benefits.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
  13.4 Exclusive Benefit of Employees.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
  13.5 Forms of Notices.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
  13.6 Failure of Any Other Entity to Qualify.  . . . . . . . . . . . . . . . . . . . . . . . . .   39
  13.7 Notice of Adoption of the Plan.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
  13.8 Plan Merger.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
  13.9 Inalienability of Benefits - Domestic Relations Orders.  . . . . . . . . . . . . . . . . .   39
  13.10 Payments Due Minors or Incapacitated Individuals.   . . . . . . . . . . . . . . . . . . .   41
  13.11 Uniformity of Application.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
  13.12 Disposition of Unclaimed Payments.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
  13.13 Applicable Law.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42





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
ARTICLE XIV  MATTERS AFFECTING COMPANY STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . .   42

  14.1 Voting, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
  14.2 Notices.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
  14.3 Retention/Sale of Company Stock and Other Securities.  . . . . . . . . . . . . . . . . . .   42
  14.4 Tender Offers.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
  14.5 Stock Rights.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
  14.6 Other Rights Appurtenant to the Company Stock.   . . . . . . . . . . . . . . . . . . . . .   44
  14.7 Information to Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
  14.8 Information to Account Owners.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
  14.9 Expenses.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
  14.10 Former Account Owners.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
  14.11 No Recommendations.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
  14.12 Trustee to Follow Instructions.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
  14.13 Confidentiality.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
  14.14 Investment of Proceeds.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
  14.15 Independent Fiduciary.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
  14.16 Method of Communications.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47

ARTICLE XV  UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT
RIGHTS ACT OF 1994  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47

  15.1 General.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
  15.2 While a Serviceman.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
  15.3 Failure to Return.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
  15.4 Return From Uniformed Service.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49


Appendix A -- Participating Companies
Appendix B -- Hadson Energy Resources Company
Appendix C -- Crystal Oil Company
Appendix D -- Natural Gas Clearinghouse
Appendix E -- Texaco Exploration & Production, Inc.
Appendix F -- DEKALB Energy Company
Appendix G -- Citation Oil & Gas
Appendix H -- Producers Energy Marketing
Appendix I -- The Phoenix Resource Companies, Inc.





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
                               APACHE CORPORATION
                              401(k) SAVINGS PLAN

                                    PREAMBLE

         Apache Corporation, a Delaware corporation ("Apache"), maintains this profit sharing plan (the "Plan"), which is intended to be qualified under Code section 401(a), and which contains a cash or deferred arrangement that is intended to be qualified under Code section 401(k). The Plan is hereby amended and restated as set forth below, effective January 1, 1997, except for those provisions that have their own specific effective dates.

         Any Participant (as defined herein) in the Plan who is credited with at least one Hour of Service (as defined herein) after December 31, 1996 shall be subject to the provisions of this Plan as so amended and restated. Service shall be credited according to the terms of the Plan that are in effect at the time the service is rendered. Any Participant in the Plan who is not credited with an Hour of Service after January 1, 1997 shall continue to be governed by the provisions of the Plan as in effect immediately prior to January 1, 1997. However, any Account Owner (as defined herein) on or after January 1, 1997 shall be subject to the rules of this amended and restated Plan with regard to his status as an Account Owner and with regard to the rules regarding Account ownership (such as receiving investment earnings, giving investment directions, and receiving distributions).

          Each Appendix to this Plan is a part of the Plan document. It is intended that an Appendix will be used to (1) describe which business entities are actively participating in the Plan, (2) describe any special participation, eligibility, vesting, or other provisions that apply to the employees of a business entity, (3) describe any special provisions that apply to Participants affected by a designated corporation transaction, and (4) describe any special distribution rules that apply to directly transferred benefits from other plans.

                                   ARTICLE I
                                  DEFINITIONS

         The following words and phrases shall have the meaning set forth below:

1.1 "Account Owner" means a Participant who has an Account balance, an Alternate Payee who has an Account balance, or a beneficiary who has obtained an interest in the Account(s) of the previous Account Owner because of the previous Account Owner's death.

1.2 "Accounts" means the various Participant accounts established pursuant to section 4.1.

1.3      "Affiliated Entity" means:

         (a)     For all purposes of the Plan except those listed in subsection
(b), the term "Affiliated Entity" means any legal entity that is treated as a single employer with Apache pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

         (b) For purposes of determining Annual Additions under section 1.5, limiting Annual Additions to a Participant's Account(s) under section 3.4, and construing the defined terms as they are used in sections 1.5 and 3.4 (such as " Compensation" and "Employee"), the term "Affiliated Entity" means any legal entity that is treated as a single employer with Apache pursuant to Code section 414(m) or 414(o), and any legal entity that would be an Affiliated Entity pursuant to Code section 414(b) or 414(c) if the phrase "more than 50%" were substituted for the phrase "at least 80%" each place it occurs in Code section 1563(a)(1).

1.4 "Alternate Payee" means a Participant's Spouse, former spouse, child, or other dependent who is recognized by a QDRO as having a right to receive all, or a portion of, the benefits payable under this Plan with respect to such Participant.





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

1.5 "Annual Addition" means the allocations to a Participant's Account(s) for any Limitation Year, as described in detail below.

         (a) Annual Additions shall include: (i) Company Contributions (except as provided in paragraphs (b)(iii) and (b)(v)) to this Plan and Company contributions to any other defined contribution plan maintained by the Company or any Affiliated Entity, including Company Matching Contributions forfeited to satisfy the ACP test of section 3.6, (ii) after-tax contributions to any other defined contribution plan maintained by the Company or an Affiliated Entity;
(iii) Participant Before-Tax Contributions to this Plan and similar contributions to any other defined contribution plan maintained by the Company or an Affiliated Entity, including any such contributions distributed to satisfy the ADP test of section 3.5; (iv) forfeitures allocated to a Participant's Account(s) in this Plan and any other defined contribution plan maintained by the Company or any Affiliated Entity (except as provided in paragraphs (b)(iii) and (b)(v) below); (v) all amounts paid or accrued to a welfare benefit fund as defined in Code section 419(e) and allocated to the separate account (under the welfare benefit fund) of a Key Employee to provide post-retirement medical benefits; and (vi) contributions allocated on the Participant's behalf to any individual medical account as defined in Code section 415(l)(2).

         (b) Annual Additions shall not include: (i) rollover contributions made pursuant to Code section 402(c), 403(a)(4), 403(b)(8), 405(d)(3), 408(d)(3), or 409(b)(3)(C) to any defined contribution plan maintained by the Company or an Affiliated Entity; (ii) repayments of loans made to a Participant from a qualified plan maintained by the Company or any Affiliated Entity; (iii) repayments of forfeitures for rehired Participants, as described in Code sections 411(a)(7)(B) and 411(a)(3)(D); (iv) direct transfers of employee contributions from one qualified plan to any qualified defined contribution plan maintained by the Company or any Affiliated Entity; or (v) repayments of forfeitures of missing individuals pursuant to section 13.12.

1.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and rulings in effect thereunder from time to time.

1.7      "Committee" means the administrative committee provided for in section
8.4.

1.8 "Company" means Apache, any successor thereto, and any Affiliated Entity that adopts the Plan pursuant to Article XI. Each Company is listed in Appendix A.

1.9 "Company Contributions" means all contributions to the Plan made by the Company pursuant to section 3.1 for the Plan Year.

1.10 "Company Discretionary Contributions" means all contributions to the Plan made by the Company pursuant to subsection 3.1(a) for the Plan Year.

1.11 "Company Matching Contributions" means all contributions to the Plan made by the Company pursuant to subsection 3.1(b) for the Plan Year.

1.12 "Company Stock" means shares of the $1.25 par value common stock of Apache.

1.13     "Compensation" means:

         (a)     Code Section 415 Compensation.

                 (i) 1997. This paragraph applies for 1997 only. For purposes of determining the limitation on Annual Additions under section 3.4 and the minimum contribution under section 12.4 when the Plan is top-heavy, Compensation shall mean those amounts reported as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity. For purposes of

                                                        Prepared July 30, 1997

         section 3.4, Compensation shall be measured over a Limitation Year. For purposes of section 12.4, Compensation shall be measured over a Plan Year.

                 (ii) 1998 and Thereafter. This paragraph applies after 1997. For purposes of determining the limitation on Annual Additions under section 3.4 and the minimum contribution under section 12.4 when the Plan is top-heavy, Compensation shall mean those amounts reported as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity and elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 402(e)(3), 402(h), 403(b), 408(p), or 457. For purposes of section 3.4,
         Compensation shall be measured over a Limitation Year. For purposes of section 12.4, Compensation shall be measured over a Plan Year.

         (b)     Code Section 414(q) Compensation.

                 (i) 1997. This paragraph applies for 1997 only. For purposes of identifying Highly Compensated Employees and Key Employees, Compensation shall mean those amounts reported as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity; Compensation shall also include elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 402(e)(3), 402(h)(1)(B), or 403(b). Compensation shall be measured over a Plan Year. Compensation shall include only amounts paid to the Employee, and shall not include any additional amounts accrued by the Employee.

                 (ii) 1998 and Thereafter. This paragraph applies after 1997. For purposes of identifying Highly Compensated Employees and Key Employees, Compensation shall mean those amounts reported as "wages, tips, other compensation" on Form W-2 by the Company or an Affiliated Entity, and elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 402(e)(3), 402(h), 403(b), 408(p), or 457. Compensation shall be measured over a Plan Year. Compensation shall include only amounts paid to the Employee, and shall not include any additional amounts accrued by the Employee.

         (c) Code Section 414(s) Compensation. For purposes of the ADP, ACP, and multiple use tests under sections 3.5, 3.6, and 3.7, and for purposes of allocating QNECs under subsection 3.8(c), Compensation shall mean any definition of compensation for a Plan Year, as selected by the Committee, that satisfies the requirements of Code section 414(s) and the regulations promulgated thereunder. The definition of Compensation used in one Plan Year may differ from the definition used in another Plan Year.

         (d)     Benefit Compensation.     For purposes of determining and
allocating Company Discretionary Contributions under subsection 3.1(a), Compensation shall generally mean regular compensation paid by the Company.

                 (i)      Specifically, Compensation shall include:

                          (A)     Regular salary or wages,

                          (B)     Overtime pay,

                          (C)     Bonuses,

                          (D)     Salary reductions pursuant to this Plan,

                          (E) Salary reductions that are excludable from an Employee's gross income pursuant to Code section 125, and

                                                        Prepared July 30, 1997

                          (F) Amounts contributed as salary deferrals to the Company's Nonqualified Retirement/Savings Plan.

                 (ii)     Compensation shall exclude:

                          (A)     Commissions,

                          (B)     Severance pay,

                          (C)     Moving expenses,

                          (D) Any gross-up of moving expenses to account for increased income or employment taxes,

                          (E)     Foreign service premiums paid as an
                                  inducement to work outside of the
                                  United States,

                          (F) Credits or benefits under this Plan (except as provided in subparagraph (i)(D)) and credits or benefits under the Apache Corporation Money Purchase Retirement Plan,

                          (G)     Other contingent compensation,

                          (H) Any amount relating to the granting of a stock option by the Company or an Affiliated Entity, the exercise of such a stock option, or the sale or deemed sale of any shares thereby acquired,

                          (I) Contributions to any other fringe benefit plan (including, but not limited to, overriding royalty payments or any other exploration-related payments),

                          (J) Bonuses paid as an inducement to enter the employment of the Company, and

                          (K) Any amount paid in cash or Company Stock pursuant to the Apache Corporation 1996 Share Price Appreciation Plan.

Compensation shall be measured over that portion of a Plan Year while the Employee is a Covered Employee. Compensation shall include only amounts paid to the Employee during the Plan Year, and shall not include any amounts accrued by but not paid to the Employee during the Plan Year.

         (e)     Deferral Compensation.    For purposes of determining
Participant Before-Tax Contributions under section 3.2 and for purposes of determining and allocating Company Matching Contributions under subsection 3.1(b), Compensation shall mean Compensation as defined in subsection (d), with the following modifications. Compensation shall be measured over each pay period after the Employee has satisfied the eligibility requirements of subsection 2.1(a). Compensation shall include only amounts paid while the Employee is a Covered Employee.

         (f)     Limit on Compensation.    For purposes of calculating the
minimum contribution required in top-heavy years under subsection (a), for all purposes of subsections (c) and (d), and for purposes of determining the maximum allocation of Company Matching Contributions under subsection (e), the Compensation taken into account for the Plan Year shall not exceed the dollar limit specified in Code section 401(a)(17) in effect for the Plan Year.

                                                        Prepared July 30, 1997

1.14 "Covered Employee" means any Employee of the Company, with the following exceptions. A leased employee within the meaning of Code section 414(n)(2) shall not be a Covered Employee. A non-resident alien shall not be a Covered Employee. An Employee included in a unit of Employees covered by a collective bargaining agreement shall not be a Covered Employee unless the collective bargaining agreement specifically provides for such Employee's participation in the Plan. An Employee whose job is classified as "temporary" shall be a Covered Employee only after he or she has worked for the Company and Affiliated Entities for six consecutive months. An Employee shall not be a Covered Employee while he or she is classified as an "intern," a "consultant," or an "independent contractor."

1.15 "Determination Date" means, with respect to each Plan Year, the last day of the preceding Plan Year; provided however, that in the case of the first Plan Year of the Plan, the Determination Date shall be the last day of the first Plan Year.

1.16 "Disability" means a disability due to sickness or injury which renders an Employee incapable of performing any services for the Company or an Affiliated Entity for which the Employee is qualified by education, training, or experience. Evidence of disability satisfactory to Apache shall be required.

1.17 "Domestic Relations Order" means any judgment, decree, or order (including approval of a property settlement agreement) issued by a court of competent jurisdiction that relates to the provisions of child support, alimony or maintenance payments, or marital property rights to a Spouse, former spouse, child, or other dependent of the Participant and is made pursuant to a state domestic relations law (including a community property law).

1.18 "Employee" means each individual who performs services for the Company or an Affiliated Entity and whose wages are subject to withholding by the Company or an Affiliated Entity. The term "Employee" shall include only individuals currently performing services for the Company or an Affiliated Entity, and shall exclude former Employees who are still being paid by the Company or an Affiliated Entity (whether through the payroll system, through overriding royalty payments, through exploration-related payments, or otherwise). The term "Employee" shall also include leased employees within the meaning of Code section 414(n)(2); however, if leased employees constitute 20% or less of the Non-Highly Compensated Employees of the Company and any Affiliated Entities, the term "Employee" shall not include any leased employee covered by a qualified plan described in Code section 414(n)(5)(B) that is maintained by the leased employee's employer.

1.19 "Employment Commencement Date" means the date on which an Employee first performs an Hour of Service.

1.20 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings in effect thereunder from time to time.

1.21     "Five-Percent Owner" means:

         (a) With respect to a corporation, any individual who owns (either directly or indirectly according to the rules of Code section 318) more than 5% of the value of the outstanding stock of the corporation or stock processing more than 5% of the total combined voting power of all stock of the corporation.

         (b) With respect to a non-corporate entity, any individual who owns (either directly or indirectly according to rules similar to those of Code section 318) more than 5% of the capital or profits interest in the entity.

An individual shall be a Five-Percent Owner for a particular year if such individual is a Five-Percent Owner at any time during such year.

                                                        Prepared July 30, 1997

1.22 "Former Amoco Employee" means an Employee who was formerly employed by Amoco Production Company or its subsidiaries and who became an Employee of the Company pursuant to the provisions of that certain Stock Purchase Agreement effective June 30, 1991, between Amoco Production Company, Apache, and others.

1.23     "Highly Compensated Employee" means, for each Plan Year:

         (a) An Employee with Compensation of $80,000 (as adjusted by the Secretary of the Treasury) or more during the immediately preceding Plan Year, and

         (b) An Employee who is a Five-Percent Owner during the current Plan Year or who was a Five-Percent Owner during the immediately preceding Plan Year.

1.24 "Hour of Service" means each hour for which an Employee is paid or entitled to payment by the Company or an Affiliated Entity for the performance of duties for the Company or an Affiliated Entity during the applicable computation period. Hours of Service shall be credited to the Employee for the computation period or periods in which the duties are performed, regardless of when the Employee is paid for those duties.

1.25 "Key Employee" means an individual described in Code section 416(i)(1) and the regulations promulgated thereunder.

1.26 "Lapse in Apache Employment" means the period commencing on the Termination from Service Date and ending on the Reemployment Commencement Date. A Participant shall incur a one-year Lapse in Apache Employment if the Participant does not perform an Hour of Service in the 12-month period beginning on any anniversary of his or her Termination from Service Date.

1.27     "Limitation Year" means the calendar year.

1.28 "Non-Highly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

1.29     "Non-Key Employee" means an Employee who is not a Key Employee.

1.30     "Normal Retirement Age" means age 65.

1.31 "Participant" means any individual with an Account balance under the Plan except beneficiaries and Alternate Payees. The term "Participant" shall also include any Covered Employee who has satisfied the eligibility requirements of section 2.1, but who does not yet have an account balance.

1.32 "Participant Before-Tax Contributions" means contributions made to the Plan by the Company, at the election of the Participant, in lieu of cash, pursuant to subsection 3.2(a), that are excludable from the Participant's income under Code sections 401(k) and 402(e)(3).

1.33 "Period of Service" means a period commencing on an Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on his or her Termination from Service Date. A Period of Service shall also include the period between an Employee's Termination from Service Date and his or her Reemployment Commencement Date if the Employee does not incur a one-year Lapse in Apache Employment between such dates; however, the period between the first and second anniversaries of an Employee's absence from work because of parental leave (as explained in paragraph 1.41(b)(i)) shall not be included in the Employee's Period of Service. A Period of Service for a Former Amoco Employee shall also include any periods of employment with Amoco Production Company or its subsidiaries. Periods of Service shall not include any period following a Participant's Termination from Service Date solely because of a severance payment of payments made to an individual with respect to his or her termination of employment.

                                                        Prepared July 30, 1997

1.34 "Plan Year" means the 12-month period on which the records of the Plan are kept, which shall be the calendar year.

1.35 "Qualified Domestic Relations Order ('QDRO')" means a Domestic Relations Order that creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan and with respect to which the requirements of Code section 414(p) and ERISA section 206(d)(3) are met.

1.36 "Qualified Matching Contributions ('QMACs')" means that portion of Company Matching Contributions so designated by the Company, or any portion of the forfeitures designated as QMACs under section 5.5, that satisfy the requirements of section 3.9.

1.37 "Qualified Non-Elective Contributions ('QNECs')" means any contribution to the Plan made by the Company, or any portion of the forfeitures designated as QNECs under section 5.5, that satisfies the requirements of section 3.8.

1.38 "Reemployment Commencement Date" means the first date following a Lapse in Apache Employment on which the Employee performs an Hour of Service.

1.39     "Required Beginning Date" means:

         (a) Excepted as provided in subsections (b), (c), and (d), Required Beginning Date means April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2, or (ii) the calendar year in which the Participant terminates employment with Apache and all Affiliated Entities.

         (b) For a Participant who is both an Employee and a Five-Percent Owner of Apache or an Affiliated Entity, the term "Required Beginning Date" means April 1 of the calendar year following the calendar year in which the Five- Percent Owner attains age 70-1/2. If an Employee older than 70-1/2 becomes a Five-Percent Owner, his or her Required Beginning Date shall be April 1 of the calendar year following the calendar year in which he or she becomes a Five- Percent Owner.

         (c) Before January 1, 1997, an Employee who was not a Five-Percent Owner may have had a Required Beginning Date. Beginning January 1, 1997, such an Employee shall be treated as if he or she has not yet had a Required Beginning Date, with the result that his or her minimum required distributions under subsection 6.5(c) will be zero until his or her new Required Beginning Date. His or her new Required Beginning Date shall be determined pursuant to subsections (a) and (b).

         (d) If a Participant is rehired after his or her Required Beginning Date, and he or she is not a Five- Percent Owner, he or she shall be treated upon rehire as if he or she has not yet had a Required Beginning Date, with the result that his or her minimum required distributions under subsection 6.5(c) will be zero until his or her new Required Beginning Date. His or her new Required Beginning Date shall be determined pursuant to subsections (a) and
(b).

1.40 "Spouse" means the individual of the opposite sex to whom a Participant is lawfully married according to the laws of the state of the Participant's domicile.

1.41 "Termination from Service Date" means the earlier of the following dates:

         (a) The last day an Employee performs services for the Company or an Affiliated Entity if the Employee quits (except as provided in paragraph
(b)(iii)), is discharged, retires, or dies; or

                                                        Prepared July 30, 1997

         (b) The first anniversary of the day a former Employee is absent from the Company or Affiliated Entity for any reason other than resignation, discharge, retirement, or death (such as vacation, holiday, sickness, disability, leave of absence, or temporary lay-off), with the following exceptions:

                 (i) If the former Employee is absent from the Company or Affiliated Entity because of parental leave (which includes only the pregnancy of the former Employee, the birth of the former Employee's child, the placement of a child with the former Employee in connection with adoption of such child by the former Employee, or the caring for such child immediately following birth or placement) on the first anniversary of the day the former Employee was first absent, the Termination from Service Date shall be the second anniversary of the day he or she was first absent.

                 (ii) If the former Employee is absent from the Company or Affiliated Entity for more than one year because of an approved leave of absence (either with or without pay) for any reason (including, but not limited to, jury duty) and the former Employee returns to work at or prior to the expiration of his or her leave of absence, no Termination from Service Date shall occur.

                 (iii) If a former Employee is absent from the Company or an Affiliated Entity because of a Disability incurred while employed by the Company or an Affiliated Entity, a Termination from Service Date shall not occur until the later of the first anniversary of his or her absence or the date he or she recovers from the Disability, regardless of whether the former Employee quits during the Disability.

1.42 "Valuation Date" means the last day of each Plan Year and any other dates as specified in section 4.2 as of which the assets of the Trust Fund are valued at fair market value and as of which the increase or decrease in the net worth of the Trust Fund is allocated among the Participants' Accounts.

1.43 "Year of Service" means all of a Participant's Periods of Service, expressed in years, and rounded down to the next whole number.

                                   ARTICLE II
                                 PARTICIPATION

2.1      Participation - Required Service.

         (a)     Participant Before-Tax Contributions.

                 (i) Until August 1, 1997. This paragraph applies until August 1, 1997. A Covered Employee (which includes only Employees of the Company) shall be eligible to begin to make Participant Before-Tax Contributions as of the first day of the first pay period following the later of: (A) 90 days of employment with the Company or an Affiliated Entity; or (B) the date the Employee becomes a Covered Employee.

                 (ii) August 1, 1997 and Thereafter. This paragraph applies after July 31, 1997. A Covered Employee shall be eligible to begin to make Participant Before-Tax Contributions as of the first day of the first pay period of the month coincident with or following the day the Employee becomes a Covered Employee.

         (b) Company Discretionary Contributions. Each Covered Employee shall be eligible to participate in the Plan with respect to the Company Discretionary Contribution provided by subsection 3.1(a) on the day the Employee first becomes a Covered Employee.

                                                        Prepared July 30, 1997

2.2      Reemployment.

         (a) Termination without Vesting. If a Participant terminates employment before having any vested interest in his or her Company Contributions Account under section 5.1 and is thereafter reemployed by the Company or an Affiliated Entity, (i) the Employee shall be treated as a new Employee for participation purposes if the Employee incurred a one-year Lapse in Apache Employment before rehire, and (ii) if the Employee did not incur a one-year Lapse in Apache Employment before rehire, the Employee shall be eligible to again participate in the Plan under section 2.1 as if he or she has been employed by the Company, but not as a Covered Employee, during the break in employment.

         (b) Termination with Vesting. If the case of any Participant who terminates employment with a vested interest in his or her Company Contributions Account under section 5.1, (i) he or she shall become eligible to receive Company Discretionary Contributions as of the later of his or her Reemployment Commencement Date or the date he or she again becomes a Covered Employee, and (ii) he or she shall be eligible to make Participant Before-Tax Contributions as of the first day of the first pay period following the later of his or her Reemployment Commencement Date or the date he or she again became a Covered Employee.

2.3      Enrollment Procedure.

         Notwithstanding sections 2.1 and 2.2, a Covered Employee shall not be eligible to participate in the Plan until after completing the enrollment procedures specified by the Committee. Such enrollment procedures may, for example, require the Covered Employee to complete and sign an enrollment form or to complete a voice-response telephone enrollment. The Covered Employee shall provide the initial investment direction, the address and date of birth of the Employee, and the name, address, and date of birth of each beneficiary of the Employee, the initial rate of the Participant Before-Tax Contributions, and any other information requested by the Committee. An election to make Participant Before-Tax Contributions shall not be effective until after the Covered Employee has properly completed the enrollment procedures. The Committee may require that the enrollment procedure be completed a certain number of days prior to the date that a Covered Employee actually begins to participate.

                                  ARTICLE III
                                 CONTRIBUTIONS

         The only contributions that can be made to the Plan are Company Contributions pursuant to section 3.1, Participant Before-Tax Contributions and rollovers pursuant to section 3.2, contributions pursuant to subsection 5.3(b), and loan repayments.

3.1      Company Contributions.

         (a) Company Discretionary Contributions. For each Plan Year, the Company shall contribute to the Trust Fund such amount of Company Discretionary Contributions that the Company, in its sole discretion, determines to contribute. The Company may elect to treat any portion of forfeitures occurring during the Plan Year as Company Discretionary Contributions, pursuant to section 5.5. Company Discretionary Contributions shall be allocated to each "eligible Participant" in proportion to the eligible Participant's Compensation. For purposes of this subsection, an "eligible Participant" is a Participant who received credit for one Hour of Service as a Covered Employee during the Plan Year and who was employed by the Company or an Affiliated Entity on the last day of the Plan Year. Company Discretionary Contributions shall be allocated to Company Contributions Accounts, except for those Company Discretionary Contributions that are designated as QNECs pursuant to subsection 3.8(b), which shall be allocated to Participant Before-Tax Contributions Accounts.

                                                        Prepared July 30, 1997

      (b)    Company Matching Contributions.

                 (i)      Standard Match.

                          (A) Until November 1, 1997. This subparagraph applies through October 31, 1997. As of the last day of each pay period, the Committee shall allocate Company Matching Contributions (including such forfeitures occurring during the pay period that are treated as Company Matching Contributions pursuant to section 5.5) to each Participant who made Participant Before-Tax Contributions during the pay period as follows. The Company Matching Contribution allocated to a Participant shall equal a "matching percentage" multiplied by that portion of the Participant Before-Tax Contributions for the pay period that do not exceed 6% of the Participant's Compensation for the pay period. The matching percentage equals 100% unless one or more of the following conditions applies, in which case the matching percentage equals 50%.

                                  (1)      The Participant is younger than age
                          59-1/2 on the first day of the pay period and the Participant has, in the six months preceding the pay period, sold Company Stock from any of his or her Accounts (ignoring sales of Company Stock necessary to fund the Participant's loan, to pay any fees charged to his or her Accounts, or to fund any corrective distribution pursuant to this Article).

                                  (2)      The Participant has elected to
                          invest any portion of the pay period's Company Matching Contribution in an investment option other than Company Stock. The matching percentage is 50% only to the extent that this condition applies.

                                  (3)      The Participant has elected to
                          invest any portion of the pay period's Participant Before-Tax Contribution in an investment other than Company Stock. The matching percentage is 50% only to the extent that this conditions applies. The matching percentage shall be applied first to the Participant Before-Tax Contributions that are invested in Company Stock. For example, if clauses
                          (1) and (2) do not apply, and if a Participant contributes 10% of Compensation as a Participant Before-Tax Contribution in the pay period and he or she elects to invest half the contribution in Company Stock and half in another investment option, then the Participant's allocation of Company Matching Contributions for the pay period will equal 100% of 5% of the pay period's Compensation plus 50% of 1% of the pay period's Compensation, for a total match of 5-1/2% of the pay period's Compensation; the remaining Participant Before-Tax Contribution (of 4% of the Participant's Compensation for the pay period) will not be matched.

                                                        Prepared July 30, 1997

                          (B) November 1, 1997 and Thereafter. This subparagraph applies after October 31, 1997. As of the last day of each pay period, the Committee shall allocate Company Matching Contributions (including such forfeitures occurring during the pay period that are treated as Company Matching Contributions pursuant to section 5.5) to each Participant who made Participant Before-Tax Contributions during the pay period as follows. Each Participant's allocation shall be equal to his Participant Before- Tax Contributions for the pay period, up to a maximum allocation each pay period of 6% of the Participant's Compensation for the pay period.

                 (ii) Additional Match. If the nondiscrimination tests described in sections 3.5, 3.6, and 3.7 are not satisfied for a Plan Year, the Company may elect to contribute an additional amount, or it may elect to use any forfeitures occurring during the Plan Year, as an extra Company Matching Contribution for the Plan Year. The extra Company Matching Contribution may be designated as a QMAC pursuant to section 3.9. The extra Company Matching Contribution shall be allocated to all "eligible Participants" in proportion to the Company Matching Contribution allocated to such eligible Participants during the Plan Year under paragraph (i). For purposes of this paragraph only, an "eligible Participant" is any Non-Highly Compensated Employee who is a Covered Employee on the last day of the Plan Year.

                 (iii) Coordination With Code Section 401(a)(17). Company Matching Contributions in a Plan Year shall accrue only on Participant Before-Tax Contributions up to 6% of the Code section 401(a)(17) limit for that Plan Year. Any Company Matching Contributions allocated during the Plan Year in which they were accrued shall be allocated on a temporary basis only; the allocation shall become final after the Committee verifies that the allocation complies with the terms of the Plan, including the limits of Code section 401(a)(17). Any reduction in the allocation to comply with Code section 401(a)(17), adjusted to reflect investment experience, shall be used to pay those expenses of the Plan that are properly payable from the Trust Fund or to reduce future Company Contributions to the Plan.

                 (iv) Accounts. Company Matching Contributions shall be allocated to Company Contributions Accounts, except for those Company Matching Contributions that are designated as QMACs under section 3.9, which shall be allocated to Participant Before-Tax Contributions Accounts.

         (c)     Miscellaneous Contributions.

                 (i) The Company may make additional contributions to the Plan to restore amounts forfeited from the Company Contributions Accounts of certain rehired Participants, pursuant to section 5.4. This additional contribution shall be required only when the forfeitures occurring during the Plan Year are insufficient to restore such forfeited amounts, as described in section 5.5. This contribution shall be allocated to the Participant's Company Contributions Account.

                 (ii) The Company may make additional contributions to the Plan to satisfy the minimum contribution required by section 12.4.
         The Company may elect to use any portion of forfeitures occurring during the Plan Year for this purpose, pursuant to section 5.5. For Non-Highly Compensated Employees, this contribution shall be allocated to Participant Before-Tax Contributions Accounts; for Highly Compensated Employees, this contribution shall be allocated to Company Contributions Accounts.

                                                        Prepared July 30, 1997

                 (iii) The Company may make additional contributions to the Plan to restore the forfeited benefit of any missing individual, pursuant to section 13.12. This additional contribution shall be required only when the forfeitures occurring during the Plan Year are insufficient to restore such forfeited amounts, as described in section 5.5.

                 (iv) The Company may make QNECs to the Plan to enable the Plan to satisfy the ADP, ACP, and multiple use tests of sections 3.5, 3.6, and 3.7. The Company may elect to treat any portion of forfeitures occurring during the Plan Year as QNECs, pursuant to section 5.5. QNECs shall be allocated to Participant Before-Tax Contribution Accounts.

                 (v) The Company may make additional contributions to the Plan to provide make-up contributions for returning servicemen, pursuant to section 15.4.

         (d) Contributions Contingent on Deductibility. The Company Contributions for a Plan Year (excluding forfeitures and contributions pursuant to paragraph 3.1(c)(v)), when combined with Participant Before-Tax Contributions for the Plan Year, shall not exceed the amount allowable as a deduction for Apache's taxable year ending with or within the Plan Year pursuant to Code section 404. The amount allowable as a deduction under Code section 404 shall include carry forwards of unused deductions for prior years. If the Code section 404 deduction limit would be exceeded for any Plan Year, the Plan contributions shall be reduced, in the following order, until the Plan contributions equal the Code section 404 deduction limit: first, the Company Matching Contributions for those Highly Compensated Employees who are eligible to participate in the Company's Nonqualified Retirement/Savings Plan; second, the Participant Before-Tax Contributions for those Highly Compensated Employees who are eligible to participate in the Company's Nonqualified Retirement/Savings Plan; third, all but $1 of the Company Discretionary Contributions for those Highly Compensated Employees who are eligible to participate in the Company's Nonqualified Retirement/Savings Plan; fourth, any remaining unmatched Participant Before-Tax Contributions; fifth, any remaining matched Participant Before-Tax Contributions, and the corresponding Company Matching Contribution; sixth, any remaining Company Discretionary Contributions. Company Contributions other than QNECs shall be paid to the Trustee no later than the due date (including any extensions) for filing the Company's federal income tax return for such year; QNECs shall be paid to the Trustee no later than 12 months after the close of the Plan Year. Company Contributions may be made without regard to current or accumulated earnings and profits; nevertheless, this Plan is intended to qualify as a "profit sharing plan" as defined in Code section 401(a). The appropriate contribution of the Company to the Trust Fund may be paid by the Company in the form of Company Stock, cash, other assets of any character, or in any combination of the foregoing, as determined by the Company.

3.2      Participant Contributions.

         (a)     Participant Before-Tax Contributions.

                 (i) General Rules. A Participant may elect to defer the receipt of a portion of his or her Compensation during the Plan Year and contribute such amounts to the Plan as Participant Before-Tax Contributions. Effective through December 31, 1997, Participant Before-Tax Contributions may be made in whole percentages (up to a maximum of 10%) of Compensation received in a pay period. Effective January 1, 1998 and thereafter, Participant Before-Tax Contributions may be made in whole percentage (up to a maximum of 12%) of Compensation received in a pay period. The Company shall pay the amount deducted from the Participant's Compensation to the Trustee promptly after the deduction is made. Participant Before-Tax Contributions shall be allocated to Participant Before-Tax Contributions Accounts.

                 (ii) Limitations on Participant Before-Tax Contributions. The sum of Participant Before- Tax Contributions to this Plan and similar contributions to any other plan containing a qualified cash or deferred arrangement that is maintained by the Company or an Affiliated Entity

                                                        Prepared July 30, 1997
         shall not exceed the dollar limit in effect under Code section 402(g)(1) in any calendar year. The Company shall inform the Committee if such limit has been exceeded; the excess amount (less any amount already returned pursuant to section 3.4, 3.5, 3.6 or 3.7) shall be returned to the Participant as soon as administratively possible, and in no event later than April 15 of the succeeding calendar year. If the sum of the Participant Before-Tax Contributions, similar contributions to any qualified plan maintained by an Affiliated Entity, and any similar contributions to a qualified plan maintained by a non-Affiliated Entity exceed the dollar limit in effect under Code section 402(g)(1) in a calendar year, and the Participant is an Employee on the last day of the Plan Year and informs the Committee of the amount of the excess allocated to this Plan, then the excess (less any amount already returned pursuant to section 3.4, 3.5, 3.6, or 3.7) shall be returned to the Participant as soon as administratively practicable, and in no event later than April 15 of the succeeding calendar year. The amount returned shall be adjusted to reflect the net increase or decrease in the net worth of the Participant's Before-Tax Contributions Account attributable to such amount for the Plan Year. The Committee may use any reasonable method to allocate this adjustment. Company Matching Contributions attributable to amounts returned under this paragraph shall be forfeited. Unmatched Participant Before-Tax Contributions shall be returned first.

                 (iii) Procedures. Participant Before-Tax Contributions shall be made according to rules prescribed by the Committee, and may only be made after the Company has received authorization from a Participant to deduct such contributions from his or her Compensation. Such authorization shall remain in effect until revoked or changed by the Participant. The Participant may change his or her authorization as of the first day of any pay period by filing an election no later than the last day of the pay period. To be effective, any authorization, change of authorization, or notice of revocation must be filed with the Committee according to such restrictions and requirements as the Committee prescribes. The Committee shall establish procedures from time to time for Participants to change their contribution elections, which procedures shall be in writing and communicated to Participants.

         (b) Direct Rollovers. Effective November 1, 1997, the Committee may authorize the Trustee to accept "direct rollovers" from Covered Employees. A direct rollover is a direct trustee-to-trustee transfer, as described in Code section 401(a)(31)(A)(ii), of a distribution to a former employee of all or any portion of the balance to the credit of the former employee in a retirement plan that meets the requirements of Code section 401(a). A direct rollover shall include only those amounts that are "eligible rollover distributions."
An "eligible rollover distribution" is any distribution or in-service withdrawal other than (i) distributions required under Code section 401(a)(9),
(ii) distributions of amounts that have already been subject to federal income tax (such as defaulted loans or after-tax voluntary contributions), (iii) installment payments in a series of substantially equal payments made at least annually and (A) made over a specified period of ten or more years, (B) made for the life or life expectancy of the distributee, or (C) made for the joint life or joint life expectancy of the distributee and his or her designated beneficiary, (iv) a distribution to satisfy the limits of Code section 415 or 402(g), (v) a distribution to satisfy ADP, ACP, or multiple use tests, or (vi) any other actual or deemed distribution specified in the regulations issued under Code section 402(c). A direct rollover must be in cash. The Committee may require a Covered Employee to submit appropriate documentation to substantiate that the proposed direct rollover satisfies the requirements of this subsection. The Committee shall establish procedures to verify that a proposed direct rollover satisfies the requirements of this section. The Committee's decision to accept or reject a proposed direct rollover shall be final. If the Plan accepts a direct rollover and subsequently determines that it was an "invalid rollover," the Plan shall distribute the invalid rollover (and any net increase or decrease in the net value of the Trust Fund attributable to the rollover) to the Covered Employee, as soon as administratively practicable, without the Covered Employee's consent. For purposes of this subsection, an "invalid rollover" is an amount that is not an eligible rollover distribution or that does not satisfy the other requirements of Code sections 401(a)(31) or 402(c) for treatment as a rollover. Direct rollovers may be made by any Covered Employee; however, such Covered Employee shall not be entitled to receive an allocation of any Company Contributions or to make Participant

                                                        Prepared July 30, 1997

Before-Tax Contributions until he or she has satisfied the applicable eligibility and participation requirements of section 2.1. Direct rollovers shall be allocated to Rollover Accounts.

3.3      Return of Contributions.

         (a) Upon the request of the Company, the Trustee shall return to the Company, any Company Contribution made under a mistake of fact. The amount that shall be returned shall not exceed the excess of the amount contributed (reduced to reflect any decrease in the net worth of the appropriate Accounts attributable thereto) over the amount that would have been contributed without the mistake of fact. Appropriate reductions shall be made in the Accounts of Participants to reflect the return of any contributions previously credited to such Accounts. If the Company so requests, any contribution made under a mistake of fact shall be returned to the Company within one year after the date of payment.

         (b) Upon the request of the Company, the Trustee shall return to the Company, any Company Contribution or Participant Before-Tax Contribution that is not deductible under Code section 404. The Company shall pay any returned Participant Before-Tax Contribution to the appropriate Participant or the Company's Nonqualified Retirement/Savings Plan, as appropriate, as soon as administratively practicable, subject to any withholding. All contributions under the Plan are expressly conditioned upon their deductibility for federal income tax purposes. The amount that shall be returned shall be the excess of the amount contributed (reduced to reflect any decrease in the net worth of the appropriate Accounts attributable thereto) over the amount that would have been contributed if there had not been a mistake in determining the deduction. Appropriate reductions shall be made in the Accounts of Participants to reflect the return of any contributions previously credited to such Accounts. Any contribution conditioned on its deductibility shall be returned within one year after it is disallowed as a deduction.

         (c) A contribution shall be returned under this section only to the extent that its return will not reduce the Account(s) of a Participant to an amount less than the balance that would have been credited to the Participant's Account(s) had the contribution not been made.

3.4      Limitation on Annual Additions.

         (a) Limit. The Annual Additions to a Participant's Account(s) in this Plan and to his or her accounts in any other qualified defined contribution plan maintained by the Company or an Affiliated Entity for any Limitation Year shall not exceed in the aggregate the lesser of (i) 25% of such Employee's Compensation or (ii) $30,000 (as adjusted by the Secretary of the Treasury).

         (b)     Corrective Mechanism.

                 (i) Reduction in Annual Additions. A Participant's Annual Additions shall be reduced, to the extent necessary to satisfy the foregoing limits, if the Annual Additions arose as a result of a reasonable error in estimating Compensation, as a result of the allocation of forfeitures, or as a result of other facts and circumstances as provided in the regulations under Code section 415.

                 (ii) Order of Reduction, Multiple Plans. Apache also maintains the Apache Corporation Money Purchase Retirement Plan, a money purchase pension plan. On January 1, 1997, Apache owned more than 50% of Producers Energy Marketing LLC ("ProEnergy"). As long as Apache's ownership of ProEnergy remains above 50%, the annual additions to any qualified defined contribution plan maintained by ProEnergy will be considered Annual Additions subject to the limitation in subsection (a). The Participant's Annual Additions shall be reduced, to the extent necessary, in the following order. First, to the extent that the Annual Additions in a single plan exceed the limits of subsection (a), the Annual Additions in that plan shall be reduced, in the order specified in

                                                        Prepared July 30, 1997
         that plan, to the extent necessary to satisfy the limits of subsection
         (a). Then, if the Participant has Annual Additions in more than one plan and in the aggregate they exceed the limits of subsection (a), the Annual Additions will be reduced in the following order: the Annual Additions to this Plan, in the order specified in paragraph
         (iii); then the Annual Additions to ProEnergy's plans, in the order specified in those plans; then the Annual Additions to the Apache Corporation Money Purchase Retirement Plan.

                 (iii) Order of Reduction, This Plan. The Annual Additions to this Plan shall be reduced in the following order: unmatched Participant Before-Tax Contributions; then matched Participant Before-Tax Contributions and the corresponding Company Matching
         Contributions; then Company Discretionary Contributions.

                 (iv) Disposition of Excess Annual Additions. The Plan shall pay any reduction in Participant Before-Tax Contributions (adjusted to reflect any investment earnings, but not any investment losses, thereon) to the Participant as soon as administratively practicable, subject to any withholding. Any reduction of Company Contributions shall be placed in a suspense account in the Trust Fund and used to reduce future Company Contributions to the Plan. The following rules shall apply to such suspense account: (A) no further Company Contributions may be made if the allocation thereof would be precluded by Code section 415; (B) any increase or decrease in the net value of the Trust Fund attributable to the suspense account shall not be allocated to the suspense account, but shall be allocated to the Accounts; and (C) all amounts held in the suspense account shall be allocated as of each succeeding allocation date on which forfeitures may be allocated pursuant to section 5.5 (and may be allocated more frequently if the Committee so directs), until the suspense account is exhausted.

3.5      Contribution Limits for Highly Compensated Employees (ADP Test).

         (a) Limits on Contributions. Notwithstanding any provision in this Plan to the contrary, the actual deferral percentage ("ADP") test of Code section 401(k)(3) shall be satisfied. Code section 401(k) and the regulations issued thereunder are hereby incorporated by reference to the extent permitted by such regulations. In performing the ADP test for a Plan Year, the Plan will use that Plan Year's data for the Non-Highly Compensated Employees.

         (b) Permissible Variations of the ADP Test. To the extent permitted by the regulations under Code sections 401(m) and 401(k), Participant Before-Tax Contributions, QMACs, and QNECs may be used to satisfy the ACP test of section 3.6 if they are not used to satisfy the ADP test. For Plan Years beginning on or after January 1, 1999, the Committee may elect to exclude from the ADP test those Employees with an Employment Commencement Date during the Plan Year for which the ADP test is being performed.

         (c) Advanced Limitation on Participant Before-Tax Contributions or Company Matching Contributions. The Committee may limit the Participant Before-Tax Contributions of any Highly Compensated Employee (or any Employee expected to be a Highly Compensated Employee) at any time during the Plan Year (with the result that his or her share of Company Matching Contributions may be limited). This limitation may be made, if practicable, whenever the Committee believes that the limits of this section or sections 3.4, 3.6, or 3.7 will not be satisfied for the Plan Year.

         (d) Corrections to Satisfy Test. If the ADP test is not satisfied for the Plan Year, the Committee shall decide which one or more of the following methods shall be employed to satisfy the ADP test. All corrections shall be accomplished if possible before March 15 of the following Plan Year, and in no event later than 12 months after the close of the Plan Year.

                                                        Prepared July 30, 1997

                 (i) The Committee may recommend to the Company and the Company may make QNECs to the Plan, pursuant to subsection 3.8(c).

                 (ii) The Committee may recommend to the Company and the Company may designate some or all of the Company Discretionary Contributions allocated to Non-Highly Compensated Employees as QNECs, pursuant to subsection 3.8(b).

                 (iii) The Committee may recommend to the Company and the Company may designate any Company Matching Contributions to the Plan as QMACs, pursuant to section 3.9.

                 (iv) Participant Before-Tax Contributions of Highly Compensated Employees may be returned to the Highly Compensated Employee, without the consent of either the Highly Compensated Employee or his or her Spouse, subject to the rules of subsection (e). Unmatched Participant Before-Tax Contributions shall be returned first. If a matched Participant Before-Tax Contribution is returned, the associated Company Matching Contribution shall be forfeited.

         (e) Determining Amounts Returned. If the ADP test is not satisfied and the Committee elects to return Participant Before-Tax Contributions pursuant to paragraph (d)(iv) above, the Committee shall determine the amount to be returned, and shall then divide that amount among the Highly Compensated Employees in a manner consistent with the Code. The amount returned shall be adjusted to reflect any increase or decrease in the net worth of the Accounts attributable to such contributions. The Committee may use any reasonable method to calculate this adjustment.

3.6      Contribution Limits for Highly Compensated Employees (ACP Test).

         (a) Limits on Contributions. Notwithstanding any provision in this Plan to the contrary, the actual contribution percentage ("ACP") test of Code section 401(m)(2) shall be satisfied. Code section 401(m) and the regulations issued thereunder are hereby incorporated by reference to the extent permitted by such regulations. In performing the ACP test for a Plan Year, the Plan will use that Plan Year's data for the Non-Highly Compensated Employees.

         (b) Permissible Variations of the ACP Test. To the extent permitted by the regulations under Code sections 401(m) and 401(k), Participant Before-Tax Contributions, QMACs, and QNECs may be used to satisfy this test if not used to satisfy the ADP test of section 3.5. For Plan Years beginning on or after January 1, 1999, the Committee may elect to exclude from the ACP test those Employees with an Employment Commencement Date during the Plan Year for which the ACP test is being performed.

         (c) Corrections to Satisfy Test. If the ACP test is not satisfied, the Committee shall decide which one or more of the following methods shall be employed to satisfy the ACP test. All corrections shall be accomplished if possible before March 15 of the following Plan Year, and in no event later than 12 months after the close of the Plan Year.

                 (i) The Committee may recommend to the Company and the Company may make QNECs to the Plan, pursuant to subsection 3.8(c).

                 (ii) The Committee may recommend to the Company and the Company may designate any portion of its Company Discretionary Contribution as a QNEC, pursuant to subsection 3.8(b).

                 (iii) The Committee may recommend to the Company and the Company may make extra Company Matching Contributions to the Plan, pursuant to paragraph 3.1(b)(ii).

                                                        Prepared July 30, 1997

                 (iv) The non-vested Company Matching Contributions allocated to Highly Compensated Employees as of any date during the Plan Year may be forfeited as of the last day of the Plan Year, subject to the rules of subsection (d). For this purpose, the vested percentage is determined as of the last day of the Plan Year.

                 (v) In a top-heavy Plan Year, the Company Matching Contributions of any Non-Key Employee who is a Highly Compensated Employee may be treated as Company Discretionary Contributions to the extent necessary to satisfy the minimum contribution requirement of section 12.4. Any such Company Matching Contributions shall not be a part of this ACP test.

                 (vi) The vested Company Matching Contributions allocated to any Highly Compensated Employee for the Plan Year may be paid to such Highly Compensated Employee, without the consent of either the Highly Compensated Employee or his or her Spouse, subject to the rules of subsection (d).

                 (vii) Those Participant Before-Tax Contributions that are taken into account for this ACP test for any Highly Compensated Employee may be returned to such Highly Compensated Employee, without the consent of either the Highly Compensated Employee or his or her Spouse, subject to the rules of subsection (d). Unmatched Participant Before-Tax Contributions shall be returned first. If any matched Participant Before-Tax Contribution is returned, then the associated Company Matching Contribution shall be forfeited (unless it has already been paid to the Highly Compensated Employee pursuant to paragraph (vi)).

         (d) Determining Amount of Correction. If the ACP test is not satisfied and the Committee elects to forfeit certain nonvested Company Matching Contributions pursuant to paragraph (c)(iv) above, or to pay to the Highly Compensated Employee(s) some or all of their vested Company Matching Contributions pursuant to paragraph (c)(vi) above, or to return to the Highly Compensated Employee(s) some or all of their Participant Before-Tax Contributions pursuant to paragraph (c)(vii) above, the Committee shall determine the amount to be forfeited, paid, and/or returned, and shall then divide that amount among the Highly Compensated Employees in a manner consistent with the Code. The amounts forfeited shall be adjusted to reflect any increase or decrease in the net worth of the Accounts attributable to such amounts. The Committee may use any reasonable method to calculate this adjustment.

3.7      Contribution Limits for Highly Compensated Employees (Multiple Use).

         (a) Limits on Contributions. Notwithstanding any provision in this Plan to the contrary, the multiple use test described in the regulations under Code section 401(m) shall be satisfied. Code section 401(m) and the regulations issued thereunder are hereby incorporated by reference to the extent permitted by such regulations. In performing the multiple-use test for a Plan Year, the Plan will use that Plan Year's data for the Non-Highly Compensated Employees. For Plan Years beginning on or after January 1, 1999, the Committee may elect to exclude from the multiple-use test those Employees with an Employment Commencement Date during the Plan Year for which the multiple-use test is being performed.

         (b) Corrections to Satisfy Multiple Use Test. If the multiple use test is not satisfied, the Company shall cause the contributions to the Accounts of the Highly Compensated Employees to be adjusted using one or more of the methods described in subsections 3.5(d) and 3.6(c). The Company shall apply such methods to all Highly Compensated Employees. The Company may also use any other correction method permitted in the regulations under Code section 401(m). Any Company Matching Contributions used to satisfy the minimum contribution requirement for Non-Key Employees under section 12.4 shall not be a part of this multiple use test.

                                                        Prepared July 30, 1997

3.8      QNECs.

         (a) QNECs shall be paid to the Plan no later than 12 months after the close of the Plan Year to which they relate.

         (b) The Company may designate as a QNEC all or any portion of the Company Discretionary Contribution that is allocated to Non-Highly Compensated Employees.

         (c) The Company may make a contribution to the Plan, in addition to the Company Discretionary Contribution, that the Company designates as a QNEC. This subsection applies to such contributions. As of the last day of each Plan Year, the Committee shall allocate such QNECs for such Plan Year (including such forfeitures occurring during such Plan Year that are treated as QNECs pursuant to section 5.5). These amounts shall be allocated to the Participant Before-Tax Contributions Accounts of those Non-Highly Compensated Employees who were Covered Employees on the last day of the Plan Year, as follows:

                 (i) QNECs shall be allocated to the Participant Before-Tax Contributions Account of the Non-Highly Compensated Employee(s) with the least Compensation, until either the QNECs are exhausted or the limit of section 3.4 is reached for such Non-Highly Compensated Employee(s).

                 (ii) Any remaining QNECs shall be allocated to the Participant Before-Tax Contributions Account of the Non-Highly Compensated Employee(s) with the next lowest Compensation, until either the QNECs are exhausted or the limit of section 3.4 is reached for such Non-Highly Compensated Employee(s).

                 (iii) The procedure in paragraph (ii) shall be repeated until all QNECs have been allocated.

         (d) All QNECs shall be treated in the same manner as a Company Discretionary Contribution for purposes of section 12.4.

3.9      QMACs.

         The Company may designate all or any portion of any Non-Highly Compensated Employee's allocation of Company Matching Contributions as a QMAC. Such designation shall be made before such contributions are made to the Trust Fund. If the Company inadvertently designates any Highly Compensated Employee's allocation as a QMAC, the designation shall be ineffective. QMACs shall be paid to the Plan no later than 12 months after the close of the Plan Year to which they relate.

                                   ARTICLE IV
                          INTERESTS IN THE TRUST FUND

4.1      Participants' Accounts.

         The Committee shall establish and maintain separate Accounts in the name of each Participant, but the maintenance of such Accounts shall not require any segregation of assets of the Trust Fund. Each Account shall contain the contributions specified below and the increase or decrease in the net worth of the Trust Fund attributable to such contributions.

         (a) Participant Before-Tax Contributions Account. A Participant Before-Tax Contributions Account shall be established for each Participant who makes Participant Before-Tax Contributions, or who receives an

                                                        Prepared July 30, 1997
allocation of QNECs or QMACs. The Committee may elect to establish subaccounts for the different types of contributions allocated to this Account.

         (b) Company Contributions Account. A Company Contributions Account shall be established for each Participant who receives an allocation of Company Discretionary Contributions that are not designated as QNECs or an allocation of Company Matching Contributions that are not designated as QMACs. The Committee may elect to establish subaccounts for the different types of contributions allocated to this Account.

         (c) Rollover Account. A Rollover Account shall be established for each Participant who makes a direct rollover to the Plan pursuant to subsection 3.2(b).

4.2      Valuation of Trust Fund.

         (a) General. The Trustee shall value the assets of the Trust Fund at least annually as of the last day of the Plan Year, and as of any other dates determined by the Committee, at their current fair market value and determine the net worth of the Trust Fund. In addition, the Committee may direct the Trustee to have a special valuation of the assets of the Trust Fund when the Committee determines, in its sole discretion, that such valuation is necessary or appropriate or in the event of unusual market fluctuations of such assets. Such special valuation shall not include any contributions made by Participants since the preceding Valuation Date, any Company Contributions for the current Plan Year, or any unallocated forfeitures. The Trustee shall allocate the expenses of the Trust Fund occurring since the preceding Valuation Date, pursuant to section 9.2, and then determine the increase or decrease in the net worth of the Trust Fund that has occurred since the preceding Valuation Date. The Trustee shall determine the share of the increase of decrease that is attributable to the non-separately accounted for portion of the Trust Fund and to any amount separately accounted for, as described in subsections (b) and
(c).

         (b) Mandatory Separate Accounting. The Trustee shall separately account for (i) any individually directed investments permitted under section 9.3, and (ii) amounts subject to a Domestic Relations Order, to provide a more equitable allocation of any increase or decrease in the net worth of the Accounts.

         (c) Permissible Separate Accounting. The Trustee may separately account for the following amounts to provide a more equitable allocation of any increase or decrease in the net worth of the Trust Fund:

                 (i) the distributable amount of a Participant, pursuant to section 6.6, including any amount distributable to an Alternate Payee or to a beneficiary of a deceased Participant; and

                 (ii) Company Matching Contributions made since the preceding Valuation Date;

                 (iii) Participant Before-Tax Contributions that were received by the Trustee since the preceding Valuation Date;

                 (iv) Company Matching Contributions and Participant Before-Tax Contributions of Highly Compensated Employees that may need to be distributed or forfeited to satisfy the ADP, ACP, and multiple use tests of sections 3.5, 3.6, and 3.7;

                 (vi) Rollovers that were received by the Trustee since the preceding Valuation Date;

                 (v) Any other amounts for which separate accounting will provide a more equitable allocation of the increase or decrease in the net worth of the Trust Fund.

                                                        Prepared July 30, 1997

4.3      Allocation of Increase or Decrease in Net Worth.

         (a) The Committee shall, as of each Valuation Date, allocate the increase or decrease in the net worth of the Trust Fund that has occurred since the preceding Valuation Date between the non-separately accounted for portion of the Trust Fund and the amounts separately accounted for that are identified in subsections 4.2(b) and 4.2(c).

         (b) The increase or decrease attributable to the non-separately accounted for portion of the Trust Fund shall be allocated among the appropriate Accounts in the ratio that the dollar value of each such Account bore to the aggregate dollar value of all such Accounts on the preceding Valuation Date after all allocations and credits made as of such date had been completed.

         (c) After the allocation in subsection (b) is completed, the Committee shall allocate any amounts separately accounted for (including the increase or decrease in the net worth of the Trust Fund attributable to such amounts) to the appropriate Account(s) if such separate accounting is no longer necessary.

                                   ARTICLE V
                               AMOUNT OF BENEFITS

5.1      Vesting Schedule.

         A Participant shall have a fully vested and nonforfeitable interest in all his or her Account(s) upon his or her Normal Retirement Age if he or she is an Employee on such date, upon his or her death while an Employee or while on an approved leave of absence from the Company or an Affiliated Entity, or upon his or her termination of employment with the Company or an Affiliated Entity because of a Disability. In all other instances a Participant's vested interest shall be calculated according to the following rules.

         (a) Participant Before-Tax Contributions Account and Rollover Account. A Participant shall be fully vested at all times in his or her Participant Before-Tax Contributions Account and his or her Rollover Account.

         (b) Company Contributions Account. A Participant shall become fully vested in his or her Company Contributions Account in accordance with the following schedule:

     Completed Years of Service            Vesting Percentage
     --------------------------            ------------------
           Less than 1                              0%
                 1                                 20%
                 2                                 40%
                 3                                 60%
                 4                                 80%
            5 or more                             100%

         (c) Special Vesting Rule. All Participants in the Plan who were Employees of the Company on July 1, 1992 became 100% vested with respect to all Company Matching Contributions and Company Discretionary Contributions, together with any earnings attributable thereto, made as of any date prior to July 2, 1992. If a Participant was not previously 100% vested, then the amount that became 100% vested pursuant to this subsection was allocated to a special Company Contributions Account; a new Company Contributions Account was established for all Company Matching Contributions not designated as QMACs and Company Discretionary Contributions made on behalf of the Participant as of any date subsequent to July 1, 1992. Whenever any Participant becomes 100% vested in the two separate Company Contributions Accounts, those Accounts shall be merged into one Company Contributions Account.

                                                        Prepared July 30, 1997

         (d) Partial Termination. A partial termination of the Plan occurred as a result of the relocation of Apache's headquarters from Denver, Colorado to Houston, Texas. As a result, notwithstanding subsection (b), the Company Contributions Accounts off all Denver-based Participants who were laid off or who voluntarily severed their employment with the Company after August 5, 1991, in connection with the corporate relocation, are 100% vested.

         (e) Change of Control. Notwithstanding the foregoing provisions of this section 5.1, the Company Contributions Accounts of all Participants shall be fully vested as of the effective date of a "change in control." For purposes of this subsection, a "change of control" shall mean the event occurring when a person, partnership, corporation, or other legal entity, together with all persons, partnerships, corporations, and other legal entities acting in concert with such person, partnership, corporation, or other legal entity, or any or all of them, acquires more than 20% of Apache's outstanding voting securities; provided that a change of control shall not occur if, prior to the acquisition of more than 20% of Apache's voting securities, Apache's Board of Directors by majority vote designates the person, partnership, corporation, or other legal entity as an approved acquiror and resolves that a change of control will not occur for purposes of this Plan.

5.2      Forfeitures.

         (a) Notwithstanding the vesting rules of section 5.1, Annual Additions to a Participant's Accounts and any increase or decrease in the net worth of the Participant's Accounts attributable to such Annual Additions may be reduced to satisfy the limits described in section 3.4. Any reduction shall be allocated as specified in section 3.4.

         (b) Notwithstanding the vesting rules of section 5.1, Company Matching Contributions and any increase or decrease in the net worth of the Account(s) attributable to such contributions may be forfeited as of the last day of the Plan Year if the Participant Before-Tax Contribution that they matched was returned under paragraph 3.2(a)(ii) or subsection 3.5(d), 3.6(c), or 3.7(b). Any such forfeiture shall be allocated as specified in section 5.5.

         (c) Notwithstanding the vesting rules of section 5.1, a missing individual's vested Accounts may be forfeited as of the last day of any Plan Year, as provided in section 13.12. Any such forfeiture shall be allocated as specified in section 5.5.

         (d) A Participant's non-vested interest in his or her Company Contributions Account shall be forfeited at the end of the Plan Year in which the Participant terminates employment. Any such forfeiture shall be allocated as specified in section 5.5.

         (e) Notwithstanding the vesting rules of section 5.1, Company Matching Contributions that would violate Code section 401(a)(17), and any increase or decrease in the net worth of the Account(s) attributable to such contributions, may be forfeited as specified in subsection 3.1(b). Any such reduction shall be allocated as specified in subsection 3.1(b).

5.3      Restoration of Forfeitures.

         (a) The forfeiture of a missing individual's Account(s), as described in section 13.12, shall be restored to such individual if the individual makes a claim for such amount.

         (b) If a Participant is rehired before incurring five-consecutive one-year Lapses in Apache Employment, and the Participant has received a distribution of his or her entire vested interest in his or her Company Contributions Account (with the result that the Participant forfeited his or her non-vested interest in such Account), then the exact amount of the forfeiture shall be restored to the Participant's Account. All the rights,

                                                        Prepared July 30, 1997
benefits, and features available to the Participant when the forfeiture occurred shall be available with respect to the restored forfeiture.

         (c) If a Participant who is rehired before incurring five consecutive one-year Lapses in Apache Employment has his or her Accounts restored as above provided, and again terminates employment prior to becoming fully vested in his or her Company Contributions Account, the vested portion of his or her Company Contributions Account shall be determined by applying the vested percentage determined under section 5.1 to the sum of (A) and (B), then subtracting (B) from such sum, where: (A) is the value of the Participant's Company Contributions Account as of the Valuation Date immediately following his or her most recent termination of employment; and (B) is the amount previously distributed to the Participant on account of the prior termination of employment.

         (d) If a Participant is rehired after having incurred five consecutive one-year Lapses in Apache Employment, then no amount forfeited from his or her Company Contributions Account shall be restored to that Account.

5.4      Method of Forfeiture Restoration.

         Forfeitures that are restored pursuant to section 5.3 shall be accomplished by an allocation of the forfeitures occurring during the Plan Year, pursuant to section 5.5, or if such forfeitures are insufficient, by a special Company Contribution, pursuant to paragraph 3.1(c)(i).

5.5      Allocation of Forfeitures.

         (a) During the Plan Year. The forfeitures that occur during a Plan Year shall be used during the Plan Year for the following: to restore the forfeited portions of the Company Contributions Accounts of reemployed Participants described in section 5.3; to pay those expenses of the Plan that are properly payable from the Trust Fund and that are not paid by the Company or charged to Accounts; to reduce the Company Matching Contributions under paragraph 3.1(b)(i) for the Plan Year, to the extent that the Company has not already made such contributions; to reduce any other Company Contributions for the Plan Year, but only to the extent that the Company decides to make such contributions.

         (b) Forfeitures Remaining After the Plan Year End. If any forfeitures remain after the end of a Plan Year, they shall be used during the following Plan Year for the following: to restore the forfeited portions of the Company Contributions Accounts of reemployed Participants described in section 5.3; to pay those expenses of the Plan that are properly payable from the Trust Fund and that are not paid by the Company or charged to Accounts; to reduce the Company Matching Contributions under paragraph 3.1(b)(i) for the Plan Year, to the extent that the Company has not already made such contributions; to reduce the Company Matching Contributions under paragraph 3.1(b)(i) for such following Plan Year, to the extent the Company has not already made such contributions; to reduce any other Company Contributions for the Plan Year, but only to the extent that the Company decides to make such contributions; and to reduce any other Company Contributions for such following Plan Year, but only to the extent that the Company decides to make such contributions. Apache shall decide, on behalf of each employer, the amount and type(s) of Company Contributions the forfeitures shall reduce. Any forfeitures that remain at the end of such following Plan Year shall be allocated as a Company Discretionary Contribution for such following Plan Year.

5.6      Credits for Pre-Lapse Service.

         (a)     Company Contributions Made After Reemployment.

                 (i) A Participant who is vested in any portion of his or her Company Contributions Account, who incurs a one-year Lapse in Apache Employment, and who is thereafter

                                                        Prepared July 30, 1997
         reemployed, shall receive credit for vesting purposes for Years of Service prior to a one-year Lapse in Apache Employment upon completing a Year of Service after such one-year Lapse in Apache Employment.

                 (ii) A Participant who is not vested in any portion of his or her Company Contributions Account, who incurs a one-year Lapse in Apache Employment, and who is thereafter reemployed, shall receive credit for vesting purposes for Years of Service prior to a one-year Lapse in Apache Employment only if (A) the Participant completes a Year of Service after such Lapse in Apache Employment, and (B) the number of consecutive one-year Lapses in Apache Employment is less than the greater of five or the aggregate number of Years of Service before such lapse.

         (b) Company Contributions Made Prior to Termination. Years of Service after a Participant has incurred five consecutive one-year Lapses in Apache Employment shall be disregarded in determining the vested percentage in a Participant's Company Contributions Account at the time of the lapse.

5.7      Transfers - Portability.

         If any other employer adopts this or a similar profit sharing plan and enters into a reciprocal agreement with the Company that provides that (a) the transfer of a Participant from such employer to the Company (or vice versa) shall not be deemed a termination of employment for purposes of the plans, and
(b) service with either or both employers shall be credited for purposes of vesting under both plans, then the transferred Participant's Account shall be unaffected by the transfer, except, if deemed advisable by the Committee, it may be transferred to the trustee of the other plan.

5.8      Reemployment - Separate Account.

         If a Participant who is not fully vested terminates employment and then returns to employment with the Company or an Affiliated Entity before receiving the entire vested portion of his or her Company Contributions Account, the vested portion that has not been distributed shall be held in a separate Company Contributions Account for such Participant. The Participant shall be fully vested in such Account and no further Company Contributions shall be allocated to that Account. In all other respects, such Account shall be treated as a Company Contributions Account. A new Company Contributions Account shall be established to which all appropriate Company Contributions made after the date of reemployment shall be allocated. If a Participant becomes fully vested in two or more Company Contributions Accounts, all such amounts shall be merged into one Account.

                                   ARTICLE VI
                            DISTRIBUTION OF BENEFITS

6.1      Beneficiaries.

         (a) Each Account Owner shall file with the Committee a designation of the beneficiaries and contingent beneficiaries to whom the distributable amount (determined pursuant to section 6.3) shall be paid in the event of his or her death. In the absence of an effective beneficiary designation as to any portion of the distributable amount after a Participant dies, such amount shall be paid to the Participant's surviving Spouse, or, if none, to his or her estate. In the absence of an effective beneficiary designation as to any portion of the distributable amount after any non- Participant Account Owner dies, such amount shall be paid to the Account Owner's estate.

         (b) A beneficiary designation may be changed by the Account Owner at any time and without the consent of any previously designated beneficiary. However, if the Account Owner is a married Participant, his or her Spouse shall be his or her beneficiary unless his or her Spouse has consented to the designation of a different

                                                        Prepared July 30, 1997
beneficiary. To be effective, the Spouse's consent must be in writing, witnessed by a notary public, and filed with the Committee. Any such election shall be effective only as to the Spouse who signed the election. If a Participant has designated his or her Spouse as his or her beneficiary, and the Participant and that Spouse subsequently divorce, then the beneficiary designation shall be void and of no effect on the day such divorce is final.

6.2      Consent.

         (a) Except for distributions identified in subsection (b), distributions may be made only after the appropriate consent has been obtained under this subsection. Distributions to a Participant shall be made only with the Participant's consent to the manner of distribution and the time of distribution. Distributions to a beneficiary of a deceased Participant shall be made only with the beneficiary's consent to the manner of distribution and the time of distribution. Distributions to an Alternate Payee or his or her beneficiary shall be made as specified in the QDRO. To be effective, the consent must be in writing, signed by the distributee, and filed with the Committee within 90 days before the distribution is to commence. A consent once given shall be irrevocable after distribution has begun. Nevertheless, if a distributee has elected to receive his or her distribution in the form of installments, he or she may elect to accelerate any or all remaining installments.

         (b)     Consent is not required for the following distributions:

                 (i) Corrective distributions under Article III that are returned to the Participant because the contribution is not deductible by the Company or because the contribution would exceed the limits of Code sections 401(a)(17), 415(c)(1), 415(e), 402(g), 401(k)(3),
         401(m)(2), or 401(m)(9);

                 (ii)     Distributions that are required to comply with Code
         section 401(a)(9);

                 (iii) Immediate cashouts of less than $3,500, as described in subsection 6.5(d);

                 (iv)     Distributions pursuant to Code section 401(a)(14); and

                 (v) Distributions of invalid rollovers pursuant to subsection 3.2(b).

6.3      Distributable Amount.

         The distributable amount of a Participant's Account(s) is the vested portion of the Account(s) (as determined by Article V) as of the Valuation Date coincident with or next preceding the date distribution is made to the Participant or beneficiary, reduced by (a) any amount that is payable to an Alternate Payee pursuant to section 13.9, (b) any amount withdrawn pursuant to section 7.1 since such Valuation Date, and (c) the outstanding balance of any loan under section 7.2. Furthermore, the Committee shall temporarily suspend or limit distributions (by reducing the distributable amount), as explained in section 13.9, when the Committee is informed that a QDRO affecting the Participant's Accounts is in process or may be in process.

6.4      Manner of Distribution.

         (a) The distributable amount shall be paid in accordance with either one or a combination of both of the following methods as the distributee may elect subject to the limitations of subsection (b): (i) by a lump sum distribution (other than an annuity), or (ii) by monthly, quarterly, or annual installments (which must be as nearly equal as possible) over a specified period not exceeding the joint life expectancy of the Participant and his or her beneficiary, calculated according to the regulations issued under Code section 401(a)(9). Once installment payments have begun, the distributee may elect to accelerate any or all remaining payments pursuant to such requirements as may be adopted by the Committee.

                                                        Prepared July 30, 1997

         (b) Alternate Payees shall be entitled to only lump sum distributions. Only lump sum distributions are available for distributions of small amounts under subsection 6.5(d).

         (c) If all or a portion of a Participant's Accounts are invested in shares of Company Stock at the time amounts become distributable pursuant to
Article VI, the Participant may elect to receive a lump sum distribution of the whole shares of Company Stock allocated to his or her Accounts together with a cash lump sum payment for any fractional share and for any portion of the Accounts not invested in shares of Company Stock. The Committee shall establish appropriate election procedures from time to time with respect to distribution elections. If a Participant fails to make an election with respect to the form of distribution, the distribution of that portion of the Participant's Accounts that is invested in shares of Company Stock shall be made in the form of shares of Company Stock. Notwithstanding the foregoing, any fractional share of Company Stock shall be converted to and paid in the form of cash.

6.5      Time of Distribution.

         (a) Earliest Date of Distribution. Unless an earlier distribution is permitted by subsection (b) or required by subsection (c), the earliest date that a Participant may elect to receive a distribution is as follows.

                 (i) Termination of Employment or Disability. A Participant may elect to receive a distribution as soon as practicable after he terminates employment or incurs a Disability. However, distribution from a Participant Before-Tax Contribution Account shall not occur pursuant to this paragraph unless (A) the Participant has separated from service within the meaning of Code section 401(k)(2)(B)(i)(I), (B) the Participant has incurred a Disability, (C) the Participant has attained age 59-1/2, or (D) the Participant has been affected by a corporate transaction described in Code section 401(k)(10)(A)(ii) or Code section 401(k)(10)(A)(iii).

                 (ii) During Employment. A Participant may not obtain a distribution while employed by the Company or an Affiliated Entity, except as provided in section 7.1 (relating to in-service withdrawals) and except for the minimum distributions required on and after a Five-Percent Owner's Required Beginning Date.

         (b) Alternate Earliest Date of Distribution. Notwithstanding subsection (a), unless a Participant elects otherwise, his or her distribution shall commence no later than 60 days after the close of the latest of: (i) the Plan Year in which the Participant attains Normal Retirement Age; (ii) the Plan Year in which occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan; and (iii) the Plan Year in which the Participant terminates employment with the Company and Affiliated Entities. If a Participant does not affirmatively elect a distribution, he or she shall be deemed to have elected to defer the distribution to a date later than that specified in the preceding sentence.

         (c) Latest Date of Distribution. Distribution must be made (i) in a lump sum not later than the Required Beginning Date, or (ii) in installments commencing not later than the Required Beginning Date. A Participant shall receive annual distributions of at least the minimum amount required to be distributed pursuant to regulations issued under Code section 401(a)(9). In calculating the minimum required distribution, (i) the life expectancies of the Participant and his or her beneficiary shall be used, (ii) the life expectancy of the Participant shall be recalculated annually only if the Participant affirmatively elects such recalculation, (iii) if the beneficiary is the Participant's Spouse, the life expectancy of the Spouse shall be recalculated annually only if the Participant affirmatively elects such recalculation, and
(iv) if the Participant does not inform the Committee of the birthdate of his or her beneficiary a reasonable time before the Required Beginning Date, the Participant's minimum required distributions shall be calculated using only the Participant's life expectancy.

         (d) Small Amounts. If the aggregate value of the nonforfeitable portion of a Participant's Accounts is $3,500 or less (calculated in accordance with the applicable Treasury regulations) on the earliest date the

                                                        Prepared July 30, 1997

Participant may elect to receive a distribution under this section, then the Participant shall receive a lump sum distribution as soon as practicable after terminating employment.

         (e)     Distribution Upon Participant's Death.

                 (i) This paragraph shall apply if the distribution did not begin before the Participant died. If the aggregate cash value of the nonforfeitable portion of the Participant's Accounts is $3,500 or less (calculated in accordance with applicable Treasury regulations), the beneficiary shall receive a lump sum distribution as soon as practicable after the Participant dies. Otherwise, the beneficiary may elect to have the distributable amount distributed (A) by the end of the calendar year containing the fifth anniversary of the Participant's death, or (B) in installments over a period not exceeding the life expectancy of the beneficiary, with the first installment distributed by the end of the calendar year containing the first anniversary of the Participant's death. However, if the beneficiary is the Participant's surviving Spouse, the beneficiary may elect to defer distribution until the end of the calendar year in which the Participant would have attained age 70-1/2, or, if later, the end of the calendar year containing the first anniversary of the Participant's death. If the surviving Spouse makes such an election but dies before receiving the entire distributable amount, then the rules of this paragraph shall be applied as if the Spouse were the Participant and as if the Spouse's beneficiary were the Participant's beneficiary.

                 (ii) If distribution began before the Participant died, then the remaining distributable amount shall be distributed at least as rapidly as under the method in use on the date of the Participant's death.

         (f) Alternate Payee. Distributions to Alternate Payees and their beneficiaries shall be made as specified in section 13.9.

         (g) 242(b) Elections. Notwithstanding the foregoing, distribution of a Participant's Account(s), including the Account(s) of a Participant who is a Key Employee in a top-heavy plan, may be made in accordance with all of the following rules (regardless of when such distribution commences);

                 (i) The distribution must be one that would not have disqualified the Plan under Code section 401(a)(9) prior to its amendment by the Tax Equity and Fiscal Responsibility Act of 1982.

                 (ii) The distribution must be in accordance with a method of distribution designated by the Participant whose interest in the Plan is being distributed, or if the Participant is deceased, by the designated beneficiary of such Participant.

                 (iii) The designation must have been in writing, signed by the Participant or designated beneficiary, and made before January 1, 1984.

                 (iv) The Participant must have accrued a benefit under the Plan as of December 31, 1983.

6.6      Direct Rollover Election.

         (a) General Rule. A Participant, an Alternate Payee who is the Spouse or former Spouse of the Participant, or a surviving Spouse of a deceased Participant (collectively, the "distributee") may direct the Trustee to pay all or any portion of his or her "eligible rollover distribution" to an "eligible retirement plan" in a "direct rollover." Within a reasonable period of time before an eligible rollover distribution, the Committee shall inform

                                                        Prepared July 30, 1997
the distributee of this direct rollover option, the appropriate withholding rules, other rollover options, the options regarding income taxation, and any other information required by Code section 402(f).

         (b) Definition of Eligible Rollover Distribution. For purposes of this section only, an "eligible rollover distribution" is any distribution or in-service withdrawal other than (i) distributions required under Code section 401(a)(9), (ii) distributions of amounts that have already been subject to federal income tax (such as defaulted loans or after-tax voluntary contributions), (iii) installment payments in a series of substantially equal payments made at least annually and (A) made over a specified period of ten or more years, (B) made for the life or life expectancy of the distributee, or (C) made for the joint life or joint life expectancy of the distributee and his or her designated beneficiary, (iv) a distribution to satisfy the limits of Code section 415 or 402(g), (v) a distribution to satisfy ADP, ACP, or multiple use tests, or (vi) any other actual or deemed distribution specified in the regulations issued under Code section 402(c).

         (c) Definition of Eligible Retirement Plan. For purposes of this section only, (i) for a Participant or an Alternate Payee who is the Spouse or former Spouse of the Participant, an "eligible retirement plan" is an individual retirement account or annuity described in Code section 408(a) or 408(b), an annuity plan described in Code section 403(a), or the qualified trust of a defined contribution plan that accepts eligible rollover distributions, and (ii) for a surviving Spouse of a deceased Participant, an "eligible retirement plan" is an individual retirement account or annuity.

         (d) Definition of Direct Rollover. For purposes of this section only, a "direct rollover" is a payment by the Trustee to the eligible retirement plan specified by the distributee.

                                  ARTICLE VII
                             WITHDRAWALS AND LOANS

7.1      In-Service Withdrawals.

         An Employee may withdraw amounts from his or her Account(s) only as provided in this section. An Employee may make withdrawals as follows.

         (a) Withdrawals for Employees Age 59-1/2 or Older. An Employee who has attained age 59-1/2 may at any time thereafter withdraw any portion of his or her Participant Before-Tax Contributions Account and any vested portion of his or her Company Contributions Account. The minimum withdrawal is $1,000 or the vested Account balance, whichever is less. Only two withdrawals are permitted during each Plan Year under this subsection. If the Employee is not fully vested in his or her Company Contributions Account at the time of a withdrawal under this subsection, the rules of subsection 5.3(c) shall be applied when determining the vested portion of the Company Contributions Account at any time thereafter.

         (b) Rollover Account. An Employee may withdraw all or any portion of his Rollover Account at any time. The minimum withdrawal is $1,000 or the Rollover Account balance, whichever is less. Only two withdrawals from the Rollover Account are permitted during each Plan Year.

         (c) Participant Before-Tax Contributions Account. An Employee may withdraw all or any portion of his or her Participant Before-Tax Contributions, provided that the Employee has an immediate and heavy financial need, as defined in paragraph (i), the withdrawal is needed to satisfy the financial need, as explained in paragraph (ii), and the amount of the withdrawal does not exceed the limits in paragraph (iii).

                 (i) Financial Need. The following expenses constitute an immediate and heavy financial need: medical care of the Employee, the Employee's Spouse, or the Employee's dependents; costs associated with the purchase of a principal residence of the Employee; tuition, related educational fees, and room and board for the next 12 months of post-secondary education

                                                        Prepared July 30, 1997
         of the Employee, the Employee's Spouse, or the Employee's dependents; payments to prevent the Employee from being evicted from his or her principal residence; payments to prevent the mortgage on the Employee's principle residence from being foreclosed; and any other expenses specifically identified in Treasury Regulation section 1.401(k)-1(d)(2)(iv)(A), as amended. In addition, the Committee may determine, based on a review of all relevant facts and circumstances, that a particular expense or series of expenses of the Employee constitutes an immediate and heavy financial need.

                 (ii) Satisfaction of Need. The withdrawal is deemed to be needed to satisfy the Employee's financial need if (A) the Employee has obtained all withdrawals and all non-taxable loans available from the Company's and any Affiliated Entities' qualified plans, (B) for a period of at least 12 months from the date the Employee receives the withdrawal, he or she ceases to make Participant Before-Tax Contributions and elective contributions to all qualified and non-qualified plans maintained by the Company or any Affiliated Entity, and (C) the Participant Before-Tax Contributions that the Employee makes in the calendar year after the withdrawal is limited to the dollar limit in effect under Code section 402(g)(1) ($9,500 in 1997) for the calendar year after the withdrawal, less the Employee's Participant Before-Tax Contributions made during the calendar year of the withdrawal.

                 (iii) Maximum Withdrawal. An Employee may not withdraw more than the sum of the amount needed to satisfy his or her financial need and any taxes and penalties resulting from the withdrawal. An Employee may not withdraw any amount in excess of his or her Participant Before-Tax Contributions unless the Employee has attained age 59-1/2.

         (d)     Form of Payment of Withdrawal.  Withdrawals under subsection
(c) shall be in cash. Withdrawals under subsections (a) and (b) shall be in cash, except that any portion of a Participant's Accounts that is invested in Company Stock may, at the election of the Participant made at the time that notice of withdrawal is made to the Committee, be withdrawn in the form of whole shares of Company Stock.

         (e) Withdrawal Rules. An Employee may not withdraw any amount under this section that has been borrowed or that is subject to a QDRO. The Committee shall temporarily suspend or limit withdrawals under this section, as explained in section 13.9, when the Committee is informed that a QDRO affecting the Employee's Accounts is in process or may be in process. The Committee shall issue such rules as to the frequency of withdrawals, and withdrawal procedures, as it deems appropriate. The Committee may postpone the withdrawal until after the next Valuation Date. The Committee may have a special valuation of the Trust Fund performed before a withdrawal is permitted. The Plan may charge a fee for the withdrawal as well as a fee for having a special valuation performed, as determined by the Committee in its sole discretion.

7.2      Loans.

         The Committee is authorized, as one of the Plan fiduciaries responsible for investing Plan assets, to establish a loan program. The loan program shall become effective on the date determined by the Committee. The Committee shall administer the Plan's loan program in accordance with the following rules:

         (a) Availability. Loans are available only to Participants who are Employees, Participants who are parties-in-interest (within the meaning of ERISA section 3(14)), and beneficiaries who are parties-in-interest (collectively referred to in this section as "Borrowers"). No loan shall be made to any individual while the individual falls into any of the following categories, nor shall any loan be made of amounts accrued while such individual fell into any of the following categories:

                 (i) Owner-employee within the meaning of Code section 401(c)(3); or

                                                        Prepared July 30, 1997

                 (ii) Employee or officer who owns (or is considered as owning within the meaning of Code section 318(a)(1) on any day during the taxable year of the Company or Affiliated Entity) 5% or more of the stock of the Company or any Affiliated Entity, but only if the Company or Affiliated Entity is an S corporation; or

                 (iii) Sibling (of the whole- or half-blood), spouse, ancestor or lineal descendant of any individual described in paragraphs (i) or (ii),

unless such individual has furnished to the Committee a written exemption, granted by the Department of Labor, exempting the loan from the prohibited transaction provisions of ERISA and the Code. The Committee shall temporarily reduce the amount a Participant may borrow or temporarily prevent the Participant from borrowing when, as described in section 13.9, the Committee is informed that a QDRO affecting the Participant's Accounts is in process or may be in process.

         (b) Number of Loans. A Borrower may have no more than one loan outstanding. The Committee may change the maximum number of outstanding loans allowed at any time.

         (c) Loan Amount. The Committee may establish a minimum loan amount of no more than $500. The Committee may require loans to be made in increments of no more than $100. The amount that a Borrower may borrow is subject to the following limits.

                 (i) A Borrower may not borrow more than (A) the aggregate Participant Before-Tax Contributions made by the relevant Participant, less any of such amounts previously withdrawn, plus (B) the balance in the Participant's Rollover Account.

                 (ii) At the time the loan from this Plan is made, the aggregate outstanding balance of all the Borrower's loans from all qualified plans maintained by the Company and Affiliated Entities, including the new loan from this Plan, shall not exceed 50% of the Borrower's vested interest in all qualified plans maintained by the Company and Affiliated Entities.

                 (iii) For purposes of this paragraph, the term "one-year maximum" means the largest aggregate outstanding balance, on any day in the one-year period ending on the day before the new loan from this Plan is obtained, of all loans to the Borrower from all qualified plans maintained by the Company and Affiliated Entities. For purposes of this paragraph, the term "existing loans" means the aggregate outstanding balance, on the day the new loan is made to the Borrower, of all loans to the Borrower from all qualified plans maintained by the Company and Affiliated Entities, excluding the new loan from this Plan. If the existing loans are greater than or equal to the one-year maximum, then the new loan from this Plan shall not exceed $50,000 minus the existing loans. If the existing loans are less than the one-year maximum, then the new loan from this Plan shall not exceed $50,000 minus the one-year maximum.

For purposes of applying the above limits, the vested portion of the Borrower's accounts under this Plan and all other plans maintained by the Company and Affiliated Entities shall be determined without regard to any accumulated deductible employee contributions (as defined in Code section 72(o)(5)(B)), and without regard to any amounts accrued while the Borrower was ineligible to obtain a loan (as described in subsection (a)). Notwithstanding the foregoing, the Committee may, in its sole discretion, establish lesser limits on the amounts that may be borrowed, which limits shall be applied in a non-discriminatory manner. The Committee shall temporarily reduce the amount a Participant may borrow or temporarily prevent the Participant from borrowing, as described in section 13.9, when the Committee is informed that a QDRO affecting the Participant's Accounts is in process or may be in process. No loan shall be made of amounts that are required to be distributed prior to the end of the term of the loan.

                                                        Prepared July 30, 1997

         (d) Interest. Each loan shall bear a reasonable rate of interest, which shall remain fixed for the duration of the loan. The Committee or its agent shall determine the reasonable rate of interest on the date the loan documents are prepared. The Committee shall have the authority to establish procedures from time to time for determining the rate of interest. In the absence of Committee action, the interest rate shall be equal to the prime lending rate, plus 1%, as published in the Wall Street Journal on the first day that such newspaper is published during the calendar quarter in which the loan documents are prepared.

         (e) Repayment. All loans shall be repaid, with interest, in substantially level amortized payments made not less frequently than quarterly. The maximum term for a loan is four years; the minimum term for a loan is one year. The Committee has the authority to decrease the minimum term for future loans and the authority to increase the maximum term for future loans to no more than five years. Loan repayments shall be accelerated, and all loans shall be payable in full on the date the Borrower separates from service (if the Borrower is an Employee), the date the Borrower becomes ineligible to borrow from the Plan under to subsection (a), and on any other date or any other contingency as determined by the Committee. If the Borrower is an Employee, loans shall be repaid through payroll withholding unless (i) the Employee is pre-paying his or her loan, in which case the pre-payment need not be through payroll withholding, or (ii) the Employee is on an unpaid leave of absence, in which case he or she may pay any installment by personal check. Partial pre-payments are not accepted; however, the Committee may decide to accept partial pre-payments in the future.

         (f)     Default.    A loan shall be in default if any installment is
not paid by the end of the calendar quarter following the calendar quarter in which the installment was due. Upon default, the Committee may, in addition to all other remedies, apply the Borrower's Plan accounts toward payment of the loan; however, the Trustee may not exercise such right of set-off with respect to the Borrower's Participant Before-Tax Contributions Account until such account has become payable, pursuant to section 6.5 or 7.1.

         (g) Administration. A Borrower shall apply for a loan by completing the application procedures specified by the Committee. Until changed by the Committee, a Borrower shall apply for a loan by calling the Trustee and completing a voice application. The loan shall be processed in accordance with reasonable procedures adopted from time to time by the Committee. The Committee may impose a loan application fee, a loan origination fee, a loan pre-payment fee, and loan maintenance fees. All loans shall be evidenced by a promissory note and shall be fully secured. No Borrower whose Plan accounts are so pledged may obtain distribution of any portion of the accounts that have been pledged. The rights of the Trustee under such pledge shall have priority over all claims of the Borrower, his or her beneficiaries, and creditors. Each loan shall be treated as a directed investment. Any increase or decrease in the net worth of the Trust Fund attributable to such loan shall be allocated solely to the Plan accounts of the Borrower.

                                  ARTICLE VIII
               ALLOCATION OF RESPONSIBILITIES - NAMED FIDUCIARIES

8.1      No Joint Fiduciary Responsibilities.

         The Trustee(s) and the Committee shall be the named fiduciaries under the Plan and Trust agreement and shall be the only named fiduciaries thereunder. The fiduciaries shall have only the responsibilities specifically allocated to them herein or in the Trust agreement. Such allocations are intended to be mutually exclusive and there shall be no sharing of fiduciary responsibilities. Whenever one named fiduciary is required by the Plan or Trust agreement to follow the directions of another named fiduciary, the two named fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the named fiduciary giving the directions shall be deemed his or her sole responsibility, and the responsibility of the named fiduciary receiving those directions shall be to follow them insofar as the instructions are on their face proper under applicable law.

                                                        Prepared July 30, 1997

8.2      The Company.

         The Company shall be responsible for: (a) making Company Contributions; (b) certifying to the Trustee the names and specimen signatures of the members of the Committee acting from time to time; (c) keeping accurate books and records with respect to its Employees and the appropriate components of each Employee's Compensation and furnishing such data to the Committee; (d) selecting agents and fiduciaries to operate and administer the Plan and Trust;
(e) appointing an investment manager if it determines that one should be appointed; and (f) reviewing periodically the performance of such agents, managers, and fiduciaries.

8.3      The Trustee.

         The Trustee shall be responsible for: (a) the investment of the Trust Fund to the extent and in the manner provided in the Trust agreement; (b) the custody and preservation of Trust assets delivered to it; and (c) the payment of such amounts from the Trust Fund as the Committee shall direct.

8.4      The Committee - Plan Administrator.

         The Board of Directors of Apache (the "Board") shall appoint an administrative Committee consisting of no fewer than three individuals who may be, but need not be, Participants, officers, directors, or Employees of the Company. If the Board does not appoint a Committee, Apache shall act as the Committee under the Plan. The members of the Committee shall hold office at the pleasure of the Board and shall service without compensation. The Committee shall be the "Plan administrator" as defined in section 3(16)(A) of ERISA. It shall be responsible for establishing and implementing a funding policy consistent with the objectives of the Plan and with the requirements of ERISA. This responsibility shall include establishing (and revising as necessary) short-term and long-term goals and requirements pertaining to the financial condition of the Plan, communicating such goals and requirements to the persons responsible for the various aspects of the Plan operations, and monitoring periodically the implementation of such goals and requirements.

8.5      Committee to Construe Plan.

         (a) The Committee shall administer the Plan and shall have all discretion, power, and authority necessary for that purpose, including, but not by way of limitation, the full and absolute discretion and power to interpret the Plan, to determine the eligibility, status, and rights of all individuals under the Plan, and in general to decide any dispute and all questions arising in connection with the Plan. The Committee shall direct the Trustee concerning all distributions from the Trust Fund, in accordance with the provisions of the Plan, and shall have such other powers in the administration of the Trust Fund as may be conferred upon it by the Trust agreement. The Committee shall maintain all Plan records except records of the Trust Fund.

         (b) The Committee may adjust the Account(s) of any Participant, in order to correct errors and rectify omissions, in such manner as the Committee believes will best result in the equitable and nondiscriminatory administration of the Plan.

8.6      Organization of Committee.

         The Committee shall adopt such rules as it deems desirable for the conduct of its affairs and for the administration of the Plan. It may appoint agents (who need not be members of the Committee) to whom it may delegate such powers as it deems appropriate, except that any dispute shall be determined by the Committee. The Committee may make its determinations with or without meetings. It may authorize one or more of its members or agents to sign instructions, notices and determinations on its behalf. The action of a majority of the Committee shall constitute the action of the Committee.

                                                        Prepared July 30, 1997

8.7      Interested Committee Members.

         If a Committee decision or action affects a small number of Participants including a Committee member, then such Committee member shall not participate in the Committee decision or action. The action of a majority of the disinterested Committee members shall constitute the action of the Committee.

8.8      Agent for Process.

         Apache's Vice President, General Counsel, and Secretary shall be the agents of the Plan for service of all process.

8.9      Indemnification of Committee Members.

         The Company shall indemnify and hold the members of the Committee, and each of them, harmless from the effects and consequences of their acts, omissions, and conduct in their official capacities, except to the extent that the effects and consequences thereof shall result from their own willful misconduct, breach of good faith, or gross negligence in the performance of their duties. The foregoing right of indemnification shall not be exclusive of the rights to which each such member may be entitled as a matter of law.

8.10     Conclusiveness of Action.

         Any action taken by the Committee on matters within the discretion of the Committee shall be conclusive, final and binding upon all participants in the Plan and upon all persons claiming any rights hereunder, including alternate payees and beneficiaries.

8.11     Payment of Expenses.

         The members of the Committee shall serve without compensation but their reasonable expenses shall be paid by the Company. The compensation or fees of accountants, counsel, and other specialists and any other costs of administering the Plan or Trust Fund may be charged to the Trust Fund, to the extent permissible under the provisions of ERISA.

                                   ARTICLE IX
                         TRUST AGREEMENT - INVESTMENTS

9.1      Trust Agreement.

         Apache has entered into a Trust agreement to provide for the holding, investment, and administration of the funds of the Plan. The Trust agreement shall be part of the Plan, and the rights and duties of any individual under the Plan shall be subject to all terms and provisions of the Trust agreement.

9.2      Expenses of Trust.

         (a) Except as provided in subsection (b) below, all taxes upon or in respect of the Trust shall be paid by the Trustee out of the Trust assets, and all expenses of administering the Trust shall be paid by the Trustee out of the Trust assets, to the extent such taxes and expenses are not paid by the Company or the Account Owner. No fiduciary shall receive any compensation for services rendered to the Plan if the fiduciary is being compensated on a full time basis by the Company.

         (b) To the extent not paid by the Company, all expenses of individually directed transactions in Trust assets, including without limitation the Trustee's transaction fee, brokerage commissions, transfer taxes, interest

                                                        Prepared July 30, 1997
on insurance policy loans, and any taxes and penalties that may be imposed as a result of an individual's investment direction, shall be assessed against the Account(s) of the Account Owner directing such transactions.

9.3      Investments.

         (a) Section 404(c) Plan. The Plan is intended to be a plan described in ERISA section 404(c). To the extent that an Account Owner exercises control over the investment of his or her Accounts, no person who is a fiduciary shall be liable for any loss, or by reason of any breach, that is the direct and necessary result of the Account Owner's exercise of control.

         (b) Directed Investments. Accounts shall be invested, upon the written or telephone voice-response direction of each Account Owner, in any one or more of a series of investment funds designated by the Committee from time to time. One or more such funds may, at the sole discretion of the Committee, consist of shares of Company Stock. If so directed by Account Owners, up to 100% of the Accounts under the Plan may be invested in Company Stock. The funds available for investment and the principal features thereof, including a general description of the investment objectives, the risk and return characteristics, and the type and diversification of the investment portfolio of each fund, shall be communicated to the Account Owners in the Plan from time to time. Any changes in such funds shall be immediately communicated to all Account Owners.

         (c) Absence of Directions. To the extent that an Account Owner fails to affirmatively direct the investment of his or her Accounts, the Committee shall direct the Trustee in writing concerning the investment of such Accounts. The Committee shall act by majority vote. Any dissenting member of the Committee shall, having registered his or her dissent in writing, thereafter cooperate to the extent necessary to implement the decision of the Committee.

         (d) Change in Investment Directions. Account Owners may change their investment directions, with respect to the investment of new contributions and with respect to the investment of existing amounts allocated to Accounts, on any business day. The Committee shall establish procedures for giving investment directions, which shall be in writing and communicated to Account Owners.

                                   ARTICLE X
                           TERMINATION AND AMENDMENT

10.1     Termination of Plan or Discontinuance of Contributions.

         Apache expects to continue the Plan indefinitely, but the continuance of the Plan and the payment of contributions are not assumed as contractual obligations. Apache may terminate the Plan or discontinue contributions at any time. Upon the termination (or partial termination) of the Plan or the complete discontinuance of contributions, the Accounts of all affected Participants shall become fully vested, notwithstanding any other provision hereof, the only Participants who are affected by a partial termination are those whose employment with the Company or Affiliated Entity is terminated as a result of the corporate event causing the partial termination; Employees terminated for cause are not affected by a partial termination.

10.2     Allocations upon Termination or Discontinuance of Company
Contributions.

         Upon the termination or partial termination of the Plan or upon the complete discontinuance of contributions, the Committee shall promptly notify the Trustee of such termination or discontinuance. The Trustee shall then determine, in the manner prescribed in section 4.2, the net worth of the Trust Fund as of the close of the last business day of the calendar month in which such notice was received by the Trustee. The Trustee shall advise the Committee of any increase or decrease in such net worth that has occurred since the preceding Valuation Date. After crediting to the Participant Before-Tax Contributions Account of each Participant any amount contributed since the preceding Valuation Date, the Committee shall thereupon allocate, in the manner described in section

                                                        Prepared July 30, 1997

4.3, among the remaining Plan Accounts, in the manner described in Articles III, IV and V, any Company Contributions or forfeitures occurring since the preceding Valuation Date.

10.3     Procedure Upon Termination of Plan or Discontinuance of Contributions.

         If the Plan has been terminated or partially terminated, or if a complete discontinuance of contributions to the Plan has occurred, then after the allocations required under section 10.2 have been completed, the Trustee shall distribute or transfer the Account(s) of affected Employees as follows.

         (a) Participant Before-Tax Contributions Accounts. If the Company or Affiliated Entity maintains or establishes another defined contribution plan (other than an employee stock ownership plan defined in Code section 4975(e)(7)), then no amount in a Participant Before-Tax Contributions Account may be distributed to any Employee who has not yet attained age 59-1/2.

         (b)     Other Rules.

                 (i) If the affected Employee's Account(s) have an aggregate value of $3,500 or less (calculated in accordance with applicable Treasury regulations), then the Trustee shall distribute the Employee's Account(s) (except, if subsection (a) applies, the Participant Before-Tax Contributions Account) to the Employee in a lump sum (other than an annuity).

                 (ii) If the affected Employee's Account(s) have an aggregate value of more than $3,500 (calculated in accordance with applicable Treasury regulations), and if the Company or an Affiliated Entity does not maintain another defined contribution plan (other than an employee stock ownership plan within the meaning of Code section 4975(e)(7)), then the Trustee shall distribute the Employee's Account(s) to the Employee in a lump sum (other than an annuity).

                 (iii) If the affected Employee's Account(s) have an aggregate value of more than $3,500 (calculated in accordance with applicable Treasury regulations), and if the Company or an Affiliated Entity maintains another defined contribution plan (other than an employee stock ownership plan within the meaning of Code section 4975(e)(7)), then the Trustee shall transfer the Employee's Account(s) to the other plan unless the Employee consents to an immediate distribution of such Account(s) (except, if subsection (a) applies, for the Participant Before-Tax Contributions Account) in a lump sum (other than an annuity).

Any distribution or transfer made pursuant to this section may be in cash, in shares of Company Stock to the extent a Participant's Accounts are invested in Company Stock, or partly in cash and partly in shares of Company Stock. After all such distributions or transfers have been made, the Trustee shall be discharged from all obligation under the Trust; no Participant or beneficiary who has received any such distribution, or for whom any such transfer has been made, shall have any further right or claim under the Plan or Trust.

10.4     Amendment by Apache.

         Apache may at any time amend the Plan in any respect, without prior notice, subject to the following limitations. No amendment shall be made that would have the effect of vesting in the Company any part of the Trust Fund or of diverting any part of the Trust Fund to purposes other than for the exclusive benefit of Account Owners. The rights of any Account Owner with respect to contributions previously made shall not be adversely affected by any amendment. No amendment shall reduce or restrict, either directly or indirectly, the accrued benefit (within the meaning of Code section 411(d)(6)) provided that any Account Owner before the amendment, except as permitted by the Internal Revenue Service.

                                                        Prepared July 30, 1997

         If the vesting schedule is amended, each Participant with at least three Years of Service may elect, within the period specified in the following sentence after the adoption of the amendment, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of: (a) 60 days after the amendment is adopted; (b) 60 days after the amendment becomes effective; or (c) 60 days after the Participant is issued written notice of the amendment by the Company or Committee. Furthermore, no amendment shall decrease the nonforfeitable percentage, measured as of the later of the date the amendment is adopted or effective, of any Account Owner's Accounts.

         Each amendment shall be in writing. Each amendment shall be approved by Apache's Board of Directors (the "Board") or by an officer of Apache who is authorized by the Board to amend the Plan. Each amendment shall be executed by an officer of Apache to whom the Board has delegated the authority to execute the amendment.

                                   ARTICLE XI
                      PLAN ADOPTION BY AFFILIATED ENTITIES

11.1     Adoption of Plan.

         Apache may permit any Affiliated Entity to adopt the Plan and Trust for its Employees. Thereafter, such Affiliated Entity shall deliver to the Trustee a certified copy of the resolutions or other documents evidencing its adoption of the Plan and Trust. The Employees of the Affiliated Entity adopting the Plan shall not be eligible to invest their Accounts in Company Stock until compliance with the applicable registration and reporting requirements of the securities laws.

11.2     Agent of Affiliated Entity.

         By becoming a party to the Plan, each Affiliated Entity appoints Apache as its agent with authority to act for the Affiliated Entity in all transactions in which Apache believes such agency will facilitate the administration of the Plan. Apache shall have the sole authority to amend and terminate the Plan.

11.3     Disaffiliation and Withdrawal from Plan.

         (a) Disaffiliation. Any Affiliated Entity that has adopted the Plan and thereafter ceases for any reason to be an Affiliated Entity shall forthwith cease to be a party to the Plan.

         (b) Withdrawal. Any Affiliated Entity may, by appropriate action and written notice thereof to Apache, provide for the discontinuance of its participation in the Plan. Such withdrawal from the Plan shall not be effective until the end of the Plan Year.

11.4     Effect of Disaffiliation or Withdrawal.

         If at the time of disaffiliation or withdrawal, the disaffiliating or withdrawing entity, by appropriate action, adopts a substantially identical plan that provides for direct transfers from this Plan, then, as to employees of such entity, no plan termination shall have occurred; the new plan shall be deemed a continuation of this Plan for such employees. In such case, the Trustee shall transfer to the trustee of the new plan all of the assets held for the benefit of employees of the disaffiliating or withdrawing entity, and no forfeitures or acceleration of vesting shall occur solely by reason of such action. Such payment shall operate as a complete discharge of the Trustee, and of all organizations except the disaffiliating or withdrawing entity, of all obligations under this Plan to employees of the disaffiliating or withdrawing entity and to their beneficiaries. A new plan shall not be deemed substantially identical to this Plan if it provides slower vesting than this Plan. Nothing in this section shall authorize the divesting of any vested portion of a Participant's Account(s).

                                                        Prepared July 30, 1997

11.5     Distribution Upon Disaffiliation or Withdrawal.

         (a) Disaffiliation. If an entity disaffiliates from Apache and the provisions of section 11.4 are not followed, then the following rules apply to the Account(s) of employees of the disaffiliating entity.

                 (i) If the disaffiliating entity maintains a defined contribution plan (other than an employee stock ownership plan within the meaning of Code section 4975(e)(7)), then the Trustee shall transfer the Employee's Account(s) to the other plan, if the other plan so allows, unless the employee consents to an immediate distribution in a lump sum (other than an annuity) of the vested portion of his or her Account(s). If the other plan does not permit a transfer of Accounts, then the employee may retain his or her Accounts in this Plan until the employee consents to a distribution pursuant to
         Article VI. Notwithstanding the preceding sentences, an employee may not consent to an immediate distribution from his or her Participant Before-Tax Contributions Account unless he or she has attained age 59-1/2.

                 (ii) If the disaffiliating entity does not maintain a defined contribution plan (other than an employee stock ownership plan within the meaning of Code section 4975(e)(7)), then the Trustee shall distribute the vested portion of the employee's Account(s) to the employee in a lump sum (other than an annuity), upon the consent of the employee. If the employee does not consent to an immediate distribution, then distribution may only be made according to Article VI.

         (b) Withdrawal. If an Affiliated Entity withdraws from the Plan and the provisions of section 11.4 are not followed, then the following rules apply to the Account(s) of Employees of the withdrawing entity.

                 (i) If the withdrawing entity maintains a defined contribution plan that accepts transfers from this Plan, then the Employee may transfer his or her Account(s) from this Plan to such plan. No forfeitures or acceleration of vesting shall occur solely by reason of such transfer.

                 (ii) If the withdrawing entity does not maintain a defined contribution plan that accepts transfers from this Plan, then the Employee's Account(s) shall remain in this Plan.

         (c) Any distribution or transfer made pursuant to this section may be in cash, in shares of Company Stock, or partly in cash and partly in shares of Company Stock. After such distribution or transfer has been made, no Participant or beneficiary who has received any such distribution, or for whom any such transfer has been made, shall have any further right or claim under the Plan or Trust.

                                  ARTICLE XII
                              TOP-HEAVY PROVISIONS

12.1     Application of Top-Heavy Provisions.

         The provisions of this Article XII shall be applicable only if the Plan becomes "top-heavy" as defined below for any Plan Year beginning after December 31, 1983. If the Plan becomes "top-heavy" as of the Determination Date for a Plan Year, the provisions of this Article XII shall apply to the Plan effective as of the first day of such Plan Year and shall continue to apply to the Plan until the Plan ceases to be "top-heavy" or until the Plan is terminated or otherwise amended.

                                                        Prepared July 30, 1997

12.2     Determination of Top-Heavy Status.

         The Plan shall be considered "top-heavy" for a Plan Year if, as of the Determination Date for that Plan Year, the aggregate of the Account balances (as calculated according to the regulations under Code section 416) of Key Employees under this Plan (and under all other plans required or permitted to be aggregated with this Plan) exceeds 60% of the aggregate of the Account balances (as calculated according to the regulations under Code section 416) in this Plan (and under all other plans required or permitted to be aggregated with this Plan) of all current Employees and all former Employees who terminated employment within five years of the Determination Date. This ratio shall be referred to as the "top-heavy ratio". For purposes of determining the Account balance of any Participant, distributions made with respect to such individual within a five-year period ending on the Determination Date shall be included. This shall also apply to distributions under a terminated plan that, if it had not been terminated, would have been required to be included in an aggregation group. The Account balances of a Participant who had once been a Key Employee, but who is not a Key Employee during the Plan Year, shall not be taken into account. The following plans must be aggregated with this Plan for the top-heavy test: (a) a qualified plan maintained by the Company or an Affiliated Entity in which a Key Employee participated during this Plan Year or during the previous four Plan Years and (b) any other qualified plan maintained by the Company or an Affiliated Entity that enables this Plan or any plan described in clause (a) to meet the requirements of Code sections 401(a)(4) or
410. The following plans may be aggregated with this Plan for the top-heavy test: any qualified plan maintained by the Company or an Affiliated Entity that, in combination with the Plan or any plan required to be aggregated with this Plan when testing this Plan for top-heaviness, would satisfy the requirements of Code sections 401(a)(4) and 410. If one or more of the plans required or permitted to be aggregated with this Plan is a defined benefit plan, a Participant's "account balance" shall equal the present value of his or her accrued benefit, including any distributions within five years of the Determination Date. If the aggregation group includes more than one defined benefit plan, the same actuarial assumptions shall be used with respect to each such defined benefit plan. The foregoing top-heavy ratio shall be computed in accordance with the provisions of Code section 416(g), together with the regulations and rulings thereunder.

12.3     Special Vesting Rule.

         Unless section 5.1 provides for faster vesting, the amount credited to the Participant's Company Contributions Account shall vest in accordance with the following schedule during any top-heavy Plan Year:

                 Completed Years of Service               Vested Percentage
                 --------------------------               -----------------
                       fewer than 2                               0%
                              2                                  20%
                              3                                  40%
                              4                                  60%
                              5                                  80%
                        6 or more                               100%

12.4     Special Minimum Contribution.

         Notwithstanding the provisions of section 3.1 and Article IV to the contrary, in every top-heavy Plan Year, a minimum allocation is required for each Non-Key Employee who both (a) performed one or more Hours of Service during the Plan Year as a Covered Employee after satisfying any eligibility requirement of section 2.1, and (b) was an Employee on the last day of the Plan Year. The minimum allocation shall be a percentage of each Non-Key Employee's Compensation. The percentage shall be the lesser of 3% or the largest percentage obtained for any Key Employee by dividing his or her Annual Additions (to this Plan and any other plan aggregated with this Plan) for the Plan Year by his or her Compensation for the Plan Year. If the Participant participates in both this Plan and the Apache Corporation Money Purchase Retirement Plan, then the Participant's minimum allocation shall be provided in the Apache Corporation Money Purchase Retirement Plan. If this minimum allocation is not satisfied for any Non-Key Employee, the Company shall contribute the additional amount needed to satisfy this

                                                        Prepared July 30, 1997
requirement to such Non-Key Employee's Participant Before-Tax Contributions Account, if the Non-Key Employee is a Non- Highly Compensated Employee, or if the Non-Key Employee is a Highly Compensated Employee, to his or her Company Contributions Account.

12.5     Change in Top-Heavy Status.

         If the Plan ceases to be a "top-heavy" plan as defined in this Article XII, and if any change in the benefit structure, vesting schedule, or other component of a Participant's accrued benefit occurs as a result of such change in top-heavy status, the nonforfeitable portion of each Participant's benefit attributable to Company Contributions shall not be decreased as a result of such change. In addition, each Participant with at least three Years of Service with the Company and Affiliated Entities on the date of such change, may elect to have the nonforfeitable percentage computed under the Plan without regard to such change in status. The period during which the election may be made shall commence on the date the Plan ceases to be a top-heavy plan and shall end on the later of (a) 60 days after the change in status occurs, (b) 60 days after the change in status becomes effective, or (c) 60 days after the Participant is issued written notice of the change by the Company or the Committee.

                                  ARTICLE XIII
                                 MISCELLANEOUS

13.1     RIGHT TO DISMISS EMPLOYEES - NO EMPLOYMENT CONTRACT.

         THE COMPANY AND AFFILIATED ENTITIES MAY TERMINATE THE EMPLOYMENT OF ANY EMPLOYEE AS FREELY AND WITH THE SAME EFFECT AS IF THIS PLAN WERE NOT IN EXISTENCE. PARTICIPATION IN THIS PLAN BY AN EMPLOYEE SHALL NOT CONSTITUTE AN EXPRESS OR IMPLIED CONTRACT OF EMPLOYMENT BETWEEN THE COMPANY OR AN AFFILIATED ENTITY AND THE EMPLOYEE.

13.2     Claims Procedure.

         (a) All claims shall be filed by the Participant, the Participant's beneficiary, or the authorized representative of the claimant, by completing any procedures that the Committee requires. These procedures shall be reasonable and may include the completion of forms and the submission of documents and additional information.

         (b) The Committee shall review all materials and shall decide whether to approve or deny the claim. If a claim is denied in whole or in part, written notice of denial shall be furnished by the Committee to the claimant within 90 days after the receipt of the claim by the Committee, unless special circumstances require an extension of time for processing the claim, in which event notification of the extension shall be provided to the claimant and the extension shall not exceed 90 days. The written notice shall set forth the specific reasons for such denial, specific reference to pertinent Plan provisions, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, all written in a manner calculated to be understood by the claimant. The notice shall include appropriate information as to the steps taken if the claimant wishes to submit the denied claim for review. The claimant may request a review upon written application, may review pertinent documents, and may submit issues or comments in writing. The claimant must request a review within the reasonable period of time prescribed by the Committee. In no event shall such a period of time be less than 60 days. The Committee shall decide all reviews of denied claims. A decision on review shall be rendered within 60 days of the receipt of request for review by the Committee. If special circumstances require a further extension of time for processing, a decision shall be rendered not later than 120 days following the Committee's receipt of the request for review. If such an extension of time for review is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The Committee's decision on review shall be furnished to the claimant. Such decision shall be in

                                                        Prepared July 30, 1997
writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based.

         (c) The Committee shall have total discretionary authority to determine eligibility, status, and the rights of all individuals under the Plan and to construe any and all terms of the Plan.

13.3     Source of Benefits.

         All benefits payable under the Plan shall be paid solely from the Trust Fund, and the Company and Affiliated Entities assume no liability or responsibility therefor.

13.4     Exclusive Benefit of Employees.

         It is the intention of the Company that no part of the Trust, other than as provided in sections 3.3, 9.2, and 13.9 hereof and the Trust Agreement, ever to be used for or diverted for purposes other than for the exclusive benefit of Participants, Alternate Payees, and their beneficiaries, and that this Plan shall be construed to follow the spirit and intent of the Code and ERISA.

13.5     Forms of Notices.

         Wherever provision is made in the Plan for the filing of any notice, election, or designation by a Participant, Spouse, Alternate Payee, or beneficiary, the action of such individual may be evidenced by the execution of such form as the Committee may prescribe for the purpose. The Committee may also prescribe alternate methods for filing any notice, election, or designation (such as telephone voice-response or e-mail).

13.6     Failure of Any Other Entity to Qualify.

         If any entity adopts this Plan but fails to obtain or retain the qualification of the Plan under the applicable provisions of the Code, such entity shall withdraw from this Plan upon a determination by the Internal Revenue Service that it has failed to obtain or retain such qualification. Within 30 days after the date of such determination, the assets of the Trust Fund held for the benefit of the Employees of such entity shall be separately accounted for and disposed of in accordance with the Plan and Trust.

13.7     Notice of Adoption of the Plan.

         The Company shall provide each of its Employees with notice of the adoption of this Plan, notice of any amendments to the Plan, and notice of the salient provisions of the Plan prior to the end of the first Plan Year. A complete copy of the Plan shall also be made available for inspection by Employees or any other individual with an Account balance under the Plan.

13.8     Plan Merger.

         If this Plan is merged or consolidated with, or its assets or liabilities are transferred to, any other qualified plan of deferred compensation, each Participant shall be entitled to receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation, or transfer if this Plan had then been terminated.

13.9     Inalienability of Benefits - Domestic Relations Orders.

         (a) Except as provided in section 7.2, relating to Plan loans, and subsection (b) below, no Participant or beneficiary shall have any right to assign, alienate, transfer, or encumber his or her interest in any benefits

                                                        Prepared July 30, 1997
under this Plan, nor shall such benefits be subject to any legal process to levy upon or attach the same for payment of any claim against any such Participant or beneficiary.

         (b) Subsection (a) shall apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a Domestic Relations Order unless such Domestic Relations Order is a QDRO, in which case the Plan shall make payment of benefits in accordance with the applicable requirements of any such QDRO.

         (c) In order to be a QDRO, the Domestic Relations Order must satisfy the requirements of Code section 414(p) and ERISA section 206(d)(3).
In particular, the Domestic Relations Order: (i) must specify the name and the last known mailing address of the Participant; (ii) must specify the name and mailing address of each Alternate Payee covered by the order; (iii) must specify either the amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined; (iv) must specify the number of payments or period to which such order applies; (v) must specify each plan to which such order applies; (vi) may not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, subject to the provisions of subsection (f); (vii) may not require the Plan to provide increased benefits (determined on the basis of actuarial value); and (viii) may not require the payment of benefits to an Alternate Payee if such benefits have already been designated to be paid to another Alternate Payee under another order previously determined to be a QDRO.

         (d) In the case of any payment before an Employee has separated from service, a Domestic Relations Order shall not be treated as failing to meet the requirements of subsection (c) solely because such order requires that payment of benefits be made to an Alternate Payee (i) on or after the dates specified in subsection (f), (ii) as if the Employee had retired on the date on which such payment is to begin under such order (but taking into account only the Account balance on such date), and (iii) in any form in which such benefits may be paid under the Plan to the Employee. For purposes of this subsection, the Account balance as of the date specified in the QDRO shall be the vested portion of the Employee's Account(s) on such date.

         (e) The Committee shall establish reasonable procedures to determine the qualified status of Domestic Relations Orders and to administer distributions under QDROs. Such procedures shall be in writing and shall permit an Alternate Payee to designate a representative to receive copies of notices. The Committee shall temporarily prevent the Participant from borrowing from his or her Accounts and shall temporarily suspend distributions and withdrawals from the Participant's Accounts, except to the extent necessary to make the required minimum distributions under Code section 401(a)(9), when the Committee receives a Domestic Relations Order or a draft of such an order that affects the Participant's Accounts or when one or the following individuals informs the Committee, orally or in writing, that a QDRO is in process or may be in process: the Participant, a prospective Alternate Payee, or counsel for the Participant or a prospective Alternate Payee. The Committee shall promulgate reasonable and non-discriminatory rules regarding such suspensions, including but not limited to how long such suspensions remain in effect. However, the Participant may borrow such amounts from the Plan, subject to the limits of section 7.2, and the Participant may receive such distributions and withdrawals from the Plan, subject to the rules of Articles VI and VII, as are consented to in writing by all prospective Alternate Payees identified in the Domestic Relations Order or, in the absence of a Domestic Relations Order, as are consented to in writing by the prospective Alternate Payee(s) who informed the Committee that a QDRO was in process or may be in process. When the Committee receives a Domestic Relations Order it shall promptly notify the Participant and each Alternate Payee of such receipt and provide them with copies of the Plan's procedures for determining the qualified status of the order. Within a reasonable period after receipt of a Domestic Relations Order, the Committee shall determine whether such order is a QDRO and notify the Participant and each Alternate Payee of such determination. During any period in which the issue of whether a Domestic Relations Order is a QDRO is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), the Committee shall separately account for the amounts payable to the Alternate Payee if the order is determined to be a QDRO. If the order (or modification thereof) is determined to be a QDRO within 18 months after the date the first payment would have been required by such order, the Committee shall pay the amounts separately accounted for (plus any interest

                                                        Prepared July 30, 1997
thereon) to the individual(s) entitled thereto. However, if the Committee determines that the order is not a QDRO, or if the issue as to whether such order is a QDRO has not been resolved within 18 months after the date of the first payment would have been required by such order, then the Committee shall pay the amounts separately accounted for (plus any interest thereon) to the individual(s) who would have been entitled to such amounts if there had been no order. Any determination that an order is a QDRO that is made after the close of the 18-month period shall be applied prospectively only. If the Plan's fiduciaries act in accordance with fiduciary provision of ERISA in treating a Domestic Relations Order as being (or not being) a QDRO or in taking action in accordance with this subsection, then the Plan's obligation to the Participant and each Alternate Payee shall be discharged to the extent of any payment made pursuant to the acts of such fiduciaries.

         (f)     The Alternate Payee shall have the following rights under the
Plan:

                 (i) An Alternate Payee shall receive a lump sum distribution of his or her Plan assets as soon as administratively practicable after the Committee determines that the Domestic Relations Order is a QDRO. If the Alternate Payee dies before the distribution is made, the distribution shall be paid to the Alternate Payee's beneficiary, as determined in subsection 6.1(a).

                 (ii) If the Alternate Payee cannot receive an immediate distribution of his or her entire interest in the Plan (which would occur if the Alternate Payee is awarded more than the distributable amount in section 6.3), then the Alternate Payee's remaining interest in the Plan shall be distributed as soon as administratively practicable, in annual lump sums of the distributable amount. Upon the Alternate Payee's death, his or her interest in the Plan shall be distributed in a lump sum as soon as practicable to the Alternate Payee's beneficiary, as determined in subsection 6.1(a).

                 (iii) Distribution to an Alternate Payee must occur on or before the Participant's Required Beginning Date, unless the Committee determines the Domestic Relations Order is a QDRO after the Participant's Required Beginning Date, in which case distribution to the Alternate Payee shall occur as quickly as administratively practicable.

                 (iv) The Alternate Payee may bring claims against the Plan in the same manner as a Participant pursuant to section 13.2.

13.10    Payments Due Minors or Incapacitated Individuals.

         If any individual entitled to payment under the Plan is a minor, the Committee shall cause the payment to be made to the custodian or representative who, under the state law of the minor's domicile, is authorized to receive funds on behalf of the minor. If any individual entitled to payment under this Plan has been legally adjudicated to be mentally incompetent or incapacitated, the Committee shall cause the payment to be made to the custodian or representative who, under the state law of the incapacitated individual's domicile, is authorized to receive funds on behalf of the incapacitated individual. Payments made pursuant to such power shall operate as a complete discharge of the Trust Fund, the Trustee, and the Committee.

13.11    Uniformity of Application.

         The provisions of this Plan shall be applied in a uniform and non-discriminatory manner in accordance with rules adopted by the Committee, which rules shall be systematically followed and consistently applied so that all individuals similarly situated shall be treated alike.





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                                                        Prepared July 30, 1997

13.12    Disposition of Unclaimed Payments.

         Each Participant, Alternate Payee, or beneficiary with an Account balance in this Plan must file with the Committee from time to time in writing his or her address, the address of each beneficiary (if applicable), and each change of address. Any communication, statement, or notice addressed to such individual at the last address filed with the Committee (or if no address is filed with the Committee then at the last address as shown on the Company's records) will be binding on such individual for all purposes of the Plan. Neither the Committee nor the Trustee shall be required to search for or locate any missing individual. If the Committee notifies an individual that he or she is entitled to a distribution and also notifies him or her that a failure to respond may result in a forfeiture of benefits, and the individual fails to claim his or her benefits under the Plan or make his or her address known to the Committee within a reasonable period of time after the notification, then the benefits under the Plan of such individual shall be forfeited. Any amount forfeited pursuant to this section shall be allocated pursuant to section 5.5. If the individual should later make a claim for this forfeited amount, the Company shall, if the Plan is still in existence, make a special contribution to the Plan equal to the forfeiture, and such amount shall be distributed to the individual; if the Plan is not then in existence, the Company shall pay the amount of the forfeiture to the individual.

13.13    Applicable Law.

         This Plan shall be construed and regulated by ERISA, the Code, and, unless otherwise specified herein and to the extent applicable, the laws of the State of Texas, excluding any conflicts-of-law provisions.

                                  ARTICLE XIV
                        MATTERS AFFECTING COMPANY STOCK

14.1     Voting, Etc.

         The shares of Company Stock in Accounts, whether or not vested, may be voted by the Account Owner to the same extent as if duly registered in the Account Owner's name. The Trustee or its nominee in which the shares are registered shall vote the shares solely as agent of the Account Owner and in accordance with the instructions of the Account Owner. If no instructions are received, the Trustee shall vote the shares of company Stock for which it has received no voting instructions in the same proportions as the Account Owners affirmatively directed their shares of Company Stock to be voted unless the Trustee determines that a pro rata vote would be inconsistent with its fiduciary duties under ERISA. If the Trustee makes such a determination, the Trustee shall vote the Company Stock as it determines to be consistent with its fiduciary duties under ERISA. Each Account Owner who has Company Stock allocated to his or her Accounts shall direct the Trustee concerning the tender (as provided below) and the exercise of any other rights appurtenant to the Company Stock. The Trustee shall follow the directions of the Account Owner with respect to the tender.

14.2     Notices.

         Apache shall cause to be mailed or delivered to each Account Owner copies of all notices and other communications sent to the Apache shareholders at the same times so mailed or delivered by Apache to its other shareholders.

14.3     Retention/Sale of Company Stock and Other Securities.

         The Trustee is authorized and directed to retain the Company Stock and any other Apache securities acquired by the Trust except as follows:





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                                                        Prepared July 30, 1997

         (a) In the normal course of Plan administration, the Trustee shall sell Company Stock to satisfy Plan administration and distribution requirements as directed by the Committee or in accordance with provisions of the Plan specifically authorizing such sales.

         (b) In the event of a transaction involving the Company Stock evidenced by the filing of Schedule 14D-1 with the Securities and Exchange Commission ("SEC") or any other similar transaction by which any person or entity seeks to acquire beneficial ownership of 50% or more of the shares of Company Stock outstanding and authorized to be issued from time to time under Apache's articles of incorporation ("tender offer"), the Trustee shall sell, convey, or transfer Company Stock pursuant to written instructions of Account Owners delivered to the Trustee in accordance with the following sections 14.4 through 14.15. For purposes of such provisions, the term "filing date" means the date relevant documents concerning a tender offer are filed with the SEC or, if such filing is not required, the date the Trustee receives actual notice that a tender offer has commenced.

         (c) If Apache makes any distribution of Apache securities with respect to the shares of Company Stock held in the Plan, other than additional shares of Company Stock (any such securities are hereafter referred to as "stock rights"), the Trustee shall sell, convey, transfer, or exercise such stock rights pursuant to written instructions of Account Owners delivered to the Trustee in accordance with the following sections of this Article.

14.4     Tender Offers.

         (a) Allocated Stock. In the event of any tender offer, each Account Owner shall have the right to instruct the Trustee to tender any or all shares of Company Stock, whether or not vested, that are allocated to his or her Accounts under the Plan on or before the filing date. The Trustee shall follow the instructions of the Account Owner. The Trustee shall not tender any Company Stock for which no instructions are received.

         (b) Unallocated Stock. The Trustee shall tender all shares of Company Stock that are not allocated to Accounts in the same proportion as the Account Owners directed the tender of Company Stock allocated to their Accounts unless the Trustee determines that a pro rata tender would be inconsistent with its fiduciary duties under ERISA. If the Trustee makes such a determination, the Trustee shall tender or not tender the unallocated Company Stock as it determines to be consistent with its fiduciary duties under ERISA.

         (c) Suspension of Share Purchases. In the event of a tender offer, the Trustee shall suspend all purchases of Company Stock pursuant to the Plan unless the Committee otherwise directs. Until the termination of such tender offer and pending such Committee direction, the Trustee shall invest available cash pursuant to the applicable provisions of the Plan and the Trust Agreement.

         (d) Temporary Suspension of Certain Cash Distributions. Notwithstanding anything in the Plan to the contrary, no option to receive cash in lieu of Company Stock shall be honored during the pendency of a tender offer unless the Committee otherwise directs.

14.5     Stock Rights.

         (a) General. If Apache makes a distribution of stock rights with respect to the Company Stock held in the Plan and if the stock rights become exercisable or transferable (the date on which the stock rights become exercisable or transferable shall be referred to as the "exercise date"), each Account Owner shall determine whether to exercise the stock rights, sell the stock rights, or hold the stock rights allocated to his or her Accounts. The provisions of this section shall apply to all stock rights received with respect to Company Stock held in Accounts, whether or not the Company Stock with respect to which the stock rights were issued are vested.

         (b) Independent Fiduciary. The Independent Fiduciary provided for in this section 14.15 below shall act with respect to the stock rights. All Account Owner directions concerning the exercise or disposition of the





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                                                        Prepared July 30, 1997
stock rights shall be given to the Independent Fiduciary, who shall have the sole responsibility of assuring that the Account Owners' directions are followed.

         (c) Exercise of Stock Rights. If, on or after the exercise date, an Account Owner wishes to exercise all or a portion of the stock rights allocated to his or her Accounts, the Independent Fiduciary shall follow the Account Owner's direction to the extent that there is cash or other liquid assets available in his or her Accounts to exercise the stock rights. Notwithstanding any other provision of the Plan, each Account Owner who has stock rights allocated to his or her Accounts shall have a period of five business days following the exercise date in which he or she may give instructions to the Committee to liquidate any of the assets held in his or her Accounts (except shares of Company Stock or assets such as guaranteed investment contracts or similar investments), but only if he or she does not have sufficient cash or other liquid assets in his or her Accounts to exercise the stock rights. The liquidation of any necessary investments pursuant to an Account Owner's direction shall be accomplished as soon as reasonably practicable, taking into account any timing restrictions with respect to the investment funds involved. The cash obtained shall be used to exercise the stock rights, as the Account Owner directs. Any cash that is not so used shall be invested in a cash equivalent until the next date on which the Account Owner may change his or her investment directions under the Plan.

         (d) Sale of Stock Rights. On and after the exercise date, the Independent Fiduciary shall sell all or a portion of the stock rights allocated to Accounts, as the Account Owner shall direct.

14.6     Other Rights Appurtenant to the Company Stock.

         If there are any rights appurtenant to the Company Stock, other than voting, tender, or stock rights, each Account Owner shall exercise or take other appropriate action concerning such rights with respect to the Company Stock, whether or not vested, that is allocated to their Accounts in the same manner as the other holders of the Company Stock, by giving written instructions to the Trustee. The Trustee shall follow all such instructions, but shall take no action with respect to allocated Company Stock for which no instructions are received. The Trustee shall exercise or take other appropriate action concerning any such rights appurtenant to unallocated Company Stock.

14.7     Information to Trustee.

         Promptly after the filing date, the exercise date, or any other event that requires action with respect to the Company Stock, the Committee shall deliver or cause to be delivered to the Trustee or the Independent Fiduciary, as appropriate, a list of the names and addresses of Account Owners showing (i) the number of shares of Company Stock allocated to each Account Owner's Accounts under the Plan, (ii) each Account Owner's pro rata portion of any unallocated Company Stock, and (iii) each Account Owner's share of any stock rights distributed by Apache. The Committee shall date and certify the accuracy of such information, and such information shall be updated periodically by the Committee to reflect changes in the shares of Company Stock and other assets allocated to Accounts.

14.8     Information to Account Owners.

         The Trustee or the Independent Fiduciary, as appropriate, shall distribute and/or make available to each affected Account Owner the following materials:

         (a) A copy of the description of the terms and conditions of any tender offer filed with the SEC on Schedule 14D-1, or any similar materials if such filing is not required, any material distributed to shareholders generally with respect to the stock rights, and any proxy statements and any other material distributed to shareholders generally with respect to any action to be taken with respect to the Company Stock.





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                                                        Prepared July 30, 1997

         (b) If requested by Apache, a statement from Apache's management setting forth its position with respect to a tender offer that is filed with the SEC on Schedule 14D-9 and/or a communication from Apache given pursuant to 17 C.F.R. 240.14d-9(e), as amended.

         (c) An instruction form prepared by Apache and approved by the Trustee or the Independent Fiduciary, to be used by an Account Owner who wishes to instruct the Trustee to tender Company Stock in response to the tender offer, to instruct the Independent Fiduciary to sell or exercise stock rights, or to instruct the Trustee or Independent Fiduciary with respect to any other action to be taken with respect to the Company Stock. The instruction form shall state that (i) if the Account Owner fails to return an instruction form to the Trustee by the indicated deadline, the Trustee will not tender any shares of Company Stock the Account Owner is otherwise entitled to tender, (ii) the Independent Fiduciary will not sell or exercise any right allocated to the Account except upon the written direction of the Account Owner, (iii) the Trustee or Independent Fiduciary will not take any other action that the Account Owner could have directed, and (iv) Apache acknowledges and agrees to honor the confidentiality of the Account Owner's directions to the Trustee.

         (d) Such additional material or information as the Trustee or the Independent Fiduciary may consider necessary to assist the Account Owner in making an informed decision and in completing or delivering the instruction form (and any amendments thereto) to the Trustee or the Fiduciary on a timely basis.

14.9     Expenses.

         The Trustee and the Independent Fiduciary shall have the right to require payment in advance by Apache and the party making the tender offer of all reasonably anticipated expenses of the Trustee and the Independent Fiduciary, respectively, in connection with the distribution of information to and the processing of instructions received from Account Owners.

14.10    Former Account Owners.

         Apache shall furnish former Account Owners who have received distributions of Company Stock so recently as to not be shareholders of record with the information furnished pursuant to section 14.8. The Trustee and the Independent Fiduciary are hereby authorized to take action with respect to the Company Stock distributed to such former Account Owners in accordance with appropriate instructions from them. If the Trustee does not receive appropriate instructions, it shall take no action with respect to the distributed Company Stock.

14.11    No Recommendations.

         Neither the Committee, the Committee Fiduciary, the Trustee, nor the Independent Fiduciary shall express any opinion or give any advice or recommendation to any Account Owner concerning voting the Company Stock, any tender offer, stock rights, or the exercise of any other rights appurtenant to the Company Stock, nor shall they have any authority or responsibility to do so. Neither the Trustee nor the Independent Fiduciary has any duty to monitor or police the party making a tender offer or Apache in promoting or resisting a tender offer; provided, however, that if the Trustee or the Independent Fiduciary becomes aware of activity that on its face reasonably appears to the Trustee or Independent Fiduciary to be materially false, misleading, or coercive, the Trustee or the Independent Fiduciary, as the case may be, shall promptly demand that the offending party take appropriate corrective action.
If the offending party fails or refuses to take appropriate corrective action, the Trustee or the Independent Fiduciary, as the case may be, shall communicate with affected Account Owners in such manner as it deems advisable.

14.12    Trustee to Follow Instructions.

         (a) So long as the Trustee and the Independent Fiduciary, as the case may be, have determined that the Plan is in compliance with ERISA section 404(c), the Trustee or the Independent Fiduciary shall tender, deal

                                                        Prepared July 30, 1997
with stock rights, and act with respect to any other rights appurtenant to the Company Stock, pursuant to the terms and conditions of the particular transaction or event, and in accordance with instructions received from Account Owners. Except for voting, the Trustee or the Independent Fiduciary shall take no action with respect to Company Stock, stock rights, or other appurtenant rights for which no instructions are received, and such Company Stock, stock rights, or other appurtenant rights shall be treated like all other Company Stock, stock rights, or other appurtenant rights for which no instructions are received. The Trustee, or if an Independent Fiduciary has been appointed, the Independent Fiduciary, shall vote the allocated Company Stock that an Account Owner does not vote as specified in section 14.1.

         (b) If the Trustee or Independent Fiduciary determines that the Plan does not satisfy the requirements of ERISA section 404(c), the Trustee or Independent Fiduciary shall follow the instructions of the Account Owner with respect to voting, tender, stock rights, or other rights appurtenant to the Company Stock unless the Trustee or Independent Fiduciary determines that to do so would be inconsistent with its fiduciary duties under ERISA. In such case, the Trustee or the Independent Fiduciary shall take such action as it determines to be consistent with its fiduciary duties under ERISA.

14.13    Confidentiality.

         (a) The Committee shall designate one of its members (the "Committee Fiduciary") to receive investment directions and to transmit such directions to the Trustee or Independent Fiduciary, as the case may be. The Committee Fiduciary shall also receive all Account Owner instructions concerning voting, tender, stock rights, and other rights appurtenant to the Company Stock. The Committee Fiduciary shall communicate the instructions to the Trustee or the Fiduciary, as appropriate.

         (b) Neither the Committee Fiduciary, the Trustee, nor the Independent Fiduciary shall reveal or release any instructions received from Account Owners concerning the Company Stock to Apache, an Affiliated Entity, or the officers, directors, employees, agents, or representatives of Apache and Affiliated Entities, except to the extent necessary to comply with Federal or state law not preempted by ERISA. If disclosure is required by Federal or state law, the information shall be disclosed to the extent possible in the aggregate rather than on an individual basis.

         (c) The Committee Fiduciary shall be responsible for reviewing the confidentiality procedures from time to time to determine their adequacy. The Committee Fiduciary shall ensure that the confidentiality procedures are followed. The Committee Fiduciary shall also ensure that the Independent Fiduciary provided for in section 14.15 is appointed.

         (d) Apache, with the Trustee's cooperation, shall take such action as is necessary to maintain the confidentiality of Account records including, without limitation, establishment of security systems and procedures which restrict access to Account records and retention of an independent agent to maintain such records. If an independent recordkeeping agent is retained, such agent must agree, as a condition of its retention by Apache, not to disclose the composition of any Accounts to Apache, an Affiliated Entity or an officer, director, employee, or representative of Apache or an Affiliated Entity.

         (e) Apache acknowledges and agrees to honor the confidentiality of the Account Owners' instructions to the Committee Fiduciary, the Trustee, and the Independent Fiduciary. If Apache, by it own act or omission, breaches the confidentiality of Account Owner instructions, Apache agrees to indemnify and hold harmless the Committee Fiduciary, the Trustee, or the Independent Fiduciary, as the case may be, against and from all liabilities, claims and demands, damages, costs, and expenses, including reasonable attorneys' fees, that the Committee Fiduciary, the Trustee, or the Independent Fiduciary may incur as a result thereof.

                                                        Prepared July 30, 1997

14.14    Investment of Proceeds.

         If Company Stock or the rights are sold pursuant to the tender offer or the provisions of the rights, the proceeds of such sale shall be invested in accordance with the provisions of the Plan and the Trust Agreement.

14.15    Independent Fiduciary.

         Apache shall appoint a fiduciary (the "Independent Fiduciary") to act solely with respect to the Company Stock in situations which the Committee Fiduciary determines involve a potential for undue influence by Apache in connection with the Company Stock and the exercise of any rights appurtenant to the Company Stock. If the Committee Fiduciary so determines, it shall give written notice to the Independent Fiduciary, which shall have sole responsibility for assuring that Account Owners receive the information necessary to make informed decisions concerning the Company Stock, are free from undue influence or coercion, and that their instructions are followed to the extent proper under ERISA. The Independent Fiduciary shall act until it receives written notice to the contrary from the Committee Fiduciary.

14.16    Method of Communications.

         Several provisions in this Article specify that various communications to or from an Account Owner must be in writing. The Committee, the Committee Fiduciary, the Independent Fiduciary, the Company, and the Trustee, as appropriate, shall each have full authority to treat other forms of communication, such as electronic mail or telephone voice-response, as satisfying any "written" requirement specified in this Article, but only to the extent permitted by the IRS, the Department of Labor, and the Securities Exchange Commission, as appropriate.

                                   ARTICLE XV
       UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994

15.1     General.

         (a) The Uniformed Services Employment and Reemployment Rights Act of 1994 (the "USERRA"), which is codified at 38 USCA Sections 4301-4318, confers certain rights on individuals who leave civilian employment to perform certain services in the Armed Forces, the National Guard, the commissioned corps of the Public Health Service, or in any other category designated by the President of the United States in time of war or emergency (collectively, the "Uniformed Services"). An Employee who joins the Uniformed Services shall be referred to as a "Serviceman" in this Article. This Article shall be interpreted to provide such individuals with all the benefits required by the USERRA but no greater benefits than those required by the USERRA. This Article shall supersede any contrary provisions in the remainder of the Plan.

         (b) When a Serviceman leaves the Uniformed Services, he or she may have reemployment rights with the Company or Affiliated Entities, depending on many factors, including the length of his or her stay in the Uniformed Services and the type of discharge he or she received. When this Article speaks of the date a Serviceman's potential USERRA reemployment rights expire, it means the date on which the Serviceman fails to qualify for reemployment rights (if, for example, he or she is dishonorably discharged, or remains in the Uniformed Services for more than 5 years) or, if the Serviceman obtains reemployment rights, the date his or her reemployment rights lapse because the Serviceman failed to timely exercise those rights.

         (c) This Article shall apply to anyone who was a Serviceman on December 12, 1994, and to anyone who became a Serviceman on or after December 12, 1994.

                                                        Prepared July 30, 1997

15.2     While a Serviceman.

         In general, a Serviceman shall be treated as an Employee while he or she continues to receive wages from the Company or an Affiliated Entity, and once the Serviceman's wages from the Company or Affiliated Entity cease, the Serviceman shall be treated as if he or she were on an approved, unpaid leave of absence.

         (a) Participant Before-Tax Contributions. For purposes of making Participant Before-Tax Contributions under section 3.2, if the Serviceman was a Covered Employee when he or she became a Serviceman, he or she shall continue to be treated as a Covered Employee while he or she continues to receive wages from the Company. As a consequence, (i) if he or she was a Covered Employee who had satisfied the requirements of Article II when he or she became a Serviceman, he or she may continue to make Participant Before-Tax Contributions from his or her wages from the Company, and (ii) if he or she had not satisfied the requirements of section 2.1 when he or she became a Serviceman, his or her service in the Uniformed Services shall be treated as service with the Company in determining when he or she will be able to begin making Participant Before-Tax Contributions under section 2.1, and if his or her wages from the Company continue beyond that eligibility date, the Serviceman may begin to make Participant Before-Tax Contributions on such date. A Serviceman may change his or her rate of contributions in the same manner as an Employee. A Serviceman's Participant Before-Tax Contributions shall cease when his or her wages from the Company cease.

         (b) Company Contributions. Wages paid by the Company to a Serviceman shall be included in his or her Compensation as if the Serviceman were an Employee. A Serviceman's Participant Before-Tax Contributions shall be matched according to the formula in paragraph 3.1(b)(i). If the Employee was a Covered Employee when he or she became a Serviceman and his or her wages continue through the last business day of a Plan Year, then (i) the Serviceman shall be treated as an "eligible Participant" under subsection 3.1(a) for that Plan Year (and shall therefore receive an allocation of any Company Discretionary Contribution); (ii) the Serviceman shall be treated as an "eligible Participant" under paragraph 3.1(b)(ii) for that Plan Year (and shall therefore receive an allocation of any additional match provided under such paragraph); (iii) if he or she was a Non-Highly Compensated Employee when he or she became a Serviceman, he or she shall be eligible to receive an allocation of any QNECs provided under subsection 3.8(c); and (iv) he or she shall be treated as an Employee under subsection 12.4(a) (and, if he or she is a Non-Key Employee, he or she shall therefore receive any minimum required allocation if the Plan is top-heavy).

         (c) Investments. If the Serviceman has an account balance in the Plan, he or she is an Account Owner and may therefore direct the investment of his or her Accounts pursuant to section 9.3 and Article XIV.

         (d) Loans. For purposes of borrowing from the Plan under section 7.2, a Serviceman shall be treated as an Employee until the day on which his or her potential USERRA reemployment rights expire. If a Serviceman with an outstanding loan continues to receive wages from the Company or an Affiliated Entity after joining the Uniformed Services, his or her loan payments shall continue to be deducted from those wages. Once the Serviceman's wages cease, his or her loan payments shall be suspended until the earlier of (i) his or her reemployment with the Company or an Affiliated Entity or (ii) the day on which his or her potential USERRA reemployment rights expire. The Serviceman may repay all or part of his or her loan at any time during the suspension. During the payment suspension, interest shall accrue on the unpaid balance of the loan. See subsections 15.3(b) and 15.4(c) for the resumption of loan payments for a reemployed Serviceman, and subsection 15.3(a) for the timing of the loan's default if the Serviceman is not reemployed.

         (e)     Distributions and Withdrawals.  For purposes of Article VI and section 7.1 (relating to distributions and in-service withdrawals), the Serviceman shall be treated as an Employee until the day on which his or her potential USERRA reemployment rights expire. See section 15.3 once his or her potential USERRA rights expire.

                                                        Prepared July 30, 1997

         (f) QDROs. QDROs shall be processed while the Participant is a Serviceman. The Committee has the discretion to establish special procedures under subsection 13.9(e) for Servicemen, by, for example, extending the usual deadlines to accommodate any practical difficulties encountered by the Serviceman that are attributable to his or her service in the Uniformed Services.

         (g) Rollovers. If the Serviceman was a Covered Employee when he or she became a Serviceman, the Serviceman may make rollovers pursuant to subsection 3.2(b) until the day on which his or her potential USERRA reemployment rights expire.

15.3     Failure to Return.

         (a) If a Serviceman is not reemployed before his or her potential USERRA reemployment rights expire, the Committee shall determine his or her Termination from Service Date by treating his or her service in the Uniformed Services as an approved leave of absence but treating the expiration of his or her potential USERRA reemployment rights as the failure to timely return from his or her leave of absence, with the consequence that his or her Termination from Service Date will generally be the earlier of the date his or her potential USERRA rights expired or one year after the date he or she joined the Uniformed Services. Once his or her Termination from Service Date has been determined, the Committee shall determine his or her vested percentage. For purposes of Article VI and section 7.1 (relating to distributions), the day the Serviceman's potential USERRA reemployment rights expired shall be treated as the day he or she terminated employment with the Company and Affiliated Entities, as well as the day he or she separated from service (within the meaning of Code section 401(k)(2)(B)(i)(I)) with the Company and Affiliated Entities. For purposes of subsection 5.2(d) (relating to the timing of forfeitures), the Serviceman's last day of employment shall be the day his or her potential USERRA reemployment rights expired. If the Serviceman has an outstanding loan from this Plan when his or her potential USERRA reemployment rights expire, his or her loan shall go into default on the last day of the calendar quarter after the calendar quarter in which his or her potential USERRA reemployment rights expired, unless, before the loan goes into default, he or she repays the loan or is rehired pursuant to subsection (b).

         (b) If the Company or an Affiliated Company hires a former Serviceman after his or her potential USERRA reemployment rights have expired, he or she shall be treated like any other former employee who is rehired. If he or she had an outstanding loan and is reemployed before the loan goes into default pursuant to subsection (a), his or her loan payments shall be recalculated and the Company or Affiliated Entity shall immediately resume withholding the revised loan payments from his or her pay. The term of the loan when payments resume shall be equal to the remaining term of the loan when payments were suspended.

15.4     Return From Uniformed Service.

         This section applies solely to a Serviceman who returns to employment with the Company or an Affiliated Entity because he or she exercised his or her reemployment rights under the USERRA.

         (a) Credit for Service. A Serviceman's length of time in the Uniformed Services shall be treated as service with the Company for purposes of vesting and determining his or her eligibility to participate in the Plan upon reemployment.

         (b) Participation. If the Serviceman satisfies the eligibility requirements of section 2.1 before his or her reemployment, and he or she is a Covered Employee upon his or her reemployment, he or she may participate in the Plan immediately upon his or her return.

         (c) Loans. If the Serviceman's loan payments were suspended under subsection 15.2(d) during his or her time in the Uniformed Services, his or her loan payments shall be recalculated and the Company or Affiliated Entity shall immediately resume withholding the revised loan payments from his or her pay. The term

                                                        Prepared July 30, 1997
of the loan when payments resume shall be equal to the remaining term of the loan when payments were suspended.

         (d) Make-Up Before-Tax Contributions. In addition to his or her regular Participant Before-Tax Contributions, a returning Serviceman shall be permitted to make additional contributions up to the amount of Participant Before-Tax Contributions he or she could have made if, instead of becoming a Serviceman, he or she had remained employed by the Company or Affiliated Entity and been paid his or her Deemed Compensation during that time. See subsection
(h) for guidance on applying the various limits contained in the Code to the calculation of the maximum additional contribution the returning Serviceman may make. Such additional contributions may only be made within a period that begins on his or her reemployment date and whose duration is the lesser of five years or three times his or her length of time in the Uniformed Services. The additional contributions shall be withheld from his or her Compensation pursuant to the Serviceman's election. The Committee shall establish administrative procedures for such elections. The additional contributions shall be allocated to Participant Before-Tax Contributions Accounts.

         (e) Make-Up Match. For each additional contribution that the Serviceman contributes pursuant to subsection (d), the Company shall promptly contribute to his or her Accounts an additional matching contribution. The additional matching contribution shall be equal to the Company Matching Contribution (including forfeitures treated as Company Matching Contributions) that he or she would have received if (i) his or her additional contributions were Participant Before-Tax Contributions made during his or her time in the Uniformed Services, and (ii) he or she was paid his or her Deemed Compensation during his or her time in the Uniformed Services. The Serviceman's additional contributions shall be spread over the pay periods in which they could have occurred in such a way as to maximize the additional matching contribution.
See subsection (h) for guidance on applying the various limits contained in the Code to the calculation of the additional matching contribution. The additional matching contribution shall be allocated to the Participant's Company Contributions Account unless the additional matching contribution would have been designated a QMAC, in which case it shall be allocated to his or her Participant Before-Tax Contributions Account.

         (f) Make-Up Company Discretionary Contribution. The Company shall contribute an additional contribution to a Serviceman's Accounts equal to the Company Discretionary Contribution (including any forfeitures treated as Company Discretionary Contributions) that would have been allocated to such Accounts if the Serviceman had remained employed during his or her time in the Uniformed Services, and had earned his or her Deemed Compensation during that time. See subsection (h) for guidance on applying the various limits contained in the Code to the calculation of the additional discretionary contribution. The additional discretionary contribution shall be allocated to the Participant's Company Contributions Account unless the additional discretionary contribution would have been designated a QNEC, in which case it shall be allocated to his or her Participant Before-Tax Contributions Account.

         (g) Make-Up Miscellaneous Contributions. The Company shall contribute to the Serviceman's Accounts any QNECs that the Serviceman would have received pursuant to subsection 3.8(c), and any top-heavy minimum contribution he or she would have received pursuant to section 12.4, (including any forfeitures treated as QNECs or top-heavy minimum contributions) if he or she had remained employed during his or her time in the Uniformed Services, and had earned Deemed Compensation during that time. See subsection (h) for guidance on applying the various limits contained in the Code to the calculation of the QNECs and top-heavy minimum contribution. These additional top-heavy minimum contributions shall be allocated to Company Contributions Accounts. The additional QNECs shall be allocated to Participant Before-Tax Contributions Accounts.

         (h)     Application of Limitations.

                 (i)      The make-up contributions under subsections (d), (e),
         (f), and (g) (the "Make-Up Contributions") shall be ignored for purposes of determining the Company's maximum contribution under subsection 3.1(d), the limits on Participant Before-Tax Contributions under

                                                        Prepared July 30, 1997
         paragraph 3.2(a)(ii), the limits on Annual Additions under section 3.4, the ADP test of section 3.5, the ACP test of section 3.6, the multiple-use test of section 3.7, the non-discrimination requirements of Code section 401(a)(4), and (if the Serviceman is a Key Employee) calculating the minimum required top-heavy contribution under section 12.4.

                 (ii) In order to determine the maximum Make-Up Contributions, the following limitations shall apply.

                          (A) The Serviceman's "Aggregate Compensation" for each year shall be calculated. His or her Aggregate Compensation shall be equal to his or her actual Compensation, plus his or her Deemed Compensation that would have been paid during that year. Each type of Aggregate Compensation (for benefit purposes, deferral purposes, etc.) shall be determined separately.

                          (B) The Serviceman's Aggregate Compensation each Plan Year shall be limited to the dollar limit in effect for that Plan Year under Code section 401(a)(17), for the purposes and in the manner specified in subsection 1.13(f).

                          (C) The limits of subsection 3.1(d) (relating to the maximum contribution by the Company to the Plan) for each Plan Year shall be calculated by using the Serviceman's Aggregate Compensation for that Plan Year, and by treating the Make-Up Contributions that are attributable to that Plan Year's Deemed Compensation as having been made during that Plan Year.

                          (D) The limit of paragraph 3.2(a)(ii) (relating to the dollar limit in effect under Code section 402(g) on Participant Before-Tax Contributions) for each calendar year shall be calculated by treating as Participant Before-Tax Contributions his or her additional contributions pursuant to subsection (d) that are attributable to that calendar year's Deemed Compensation.

                          (E) The limits of section 3.4 (relating to the maximum Annual Additions to a Participant's Accounts) shall be calculated for each Limitation Year by using the Serviceman's Aggregate Compensation for that Limitation Year, and by treating as Annual Additions all the Make-Up Contributions that are attributable to that Limitation Year's Deemed Compensation.

                          (F)     The Serviceman's maximum Make-Up
                 Contributions shall not be limited by the results of the Plan's ADP test, ACP test, or multiple use test for any Plan Year in which the Serviceman has Deemed Compensation, even if the Serviceman is treated as a Highly Compensated Employee (using his or her Aggregate Compensation) for that Plan Year.

         (i) Deemed Compensation. A Serviceman's Deemed Compensation is the Compensation that he or she would have received (including raises) had he or she remained employed by the Company or Affiliated Entity during his or her time in the Uniformed Services, unless it is not reasonably certain what his or her Compensation would have been, in which case his or her Deemed Compensation shall be based on his or her average rate of compensation during the 12 months (or, if shorter, his or her period of employment with the Company and Affiliated Entities) immediately before he or she entered the Uniformed Services. A Serviceman's Deemed Compensation shall be reduced by any Compensation actually paid to him or her during his or her time in the Uniformed Services (such as vacation pay). Deemed Compensation shall cease when the Serviceman's potential

                                                        Prepared July 30, 1997

USERRA reemployment rights expire. Each type of Deemed Compensation (for benefit purposes, deferral purposes, etc.) shall be determined separately.


                                   APACHE CORPORATION



Date: August 1, 1997               By: /s/ Daniel L. Schaeffer
      ---------------------           --------------------------------------
                                      Title: Vice President, Human Resources
                                            --------------------------------

                                                        Prepared July 30, 1997

                                   APPENDIX A

                            PARTICIPATING COMPANIES

The following Affiliated Entities were actively participating in the Plan as of the following dates:


                                                   Participation                     Participation
         Business                                  Began As Of                       Ended As Of
         --------                                  -----------                       -----------
Apache International, Inc.                         September 22, 1987                      N/A

Apache Energy Resources Corporation                January 1, 1994                   December 31, 1995
  (known as Hadson Energy Resources
  Corporation before January 1, 1995)

Apache Energy Limited (known as                    January 1, 1994                         N/A
  Hadson Energy Limited before
  January 1, 1995)

Apache Canada Ltd.                                 May 17, 1995                            N/A




                            -- END OF APPENDIX A --

                                                        Prepared July 30, 1997

                                   APPENDIX B

                      HADSON ENERGY RESOURCES CORPORATION

                                  INTRODUCTION

         Through a merger effective November 12, 1993, Apache then held 100% of the capital stock of Hadson Energy Resources Corporation ("HERC"). HERC and its wholly owned subsidiary, Hadson Energy Limited ("HEL"), maintained the Hadson Energy Resources Corporation Employee 401(k) Plan (the "HERC Plan"), a profit sharing plan containing a cash or deferred arrangement. The HERC Plan was terminated as of December 31, 1993. Amounts will be transferred from the HERC Plan to this Plan as soon as administratively feasible after the Internal Revenue Service issues a favorable ruling with respect to the termination of the HERC Plan. The transferred amounts will be accounted for separately, and different distributional options will apply to them, as described below. In addition, HERC and HEL have adopted this Plan, and Apache has approved their adoption, as of January 1, 1994 for HERC's and HEL's eligible employees. The employees will be given credit in this Plan, for vesting and eligibility purposes, for their prior service with HERC and HEL.

         This Appendix is intended to encompass all the protected benefits and optional forms of benefit, as required by Code section 411(d)(6), with respect to amounts transferred from the HERC Plan and shall be interpreted consistently with that intent.

         Capitalized terms in this Appendix have the same meanings as those given to them in the Plan.

                                    Service

         This Appendix applies to all individuals who are common-law employees of HERC or HEL ("Current HERC Employees") as of January 1, 1994. A Period of Service for a Current HERC Employee shall include any periods of employment before January 1, 1994 with HERC, HEL, and any of HERC's subsidiaries.

                                 Participation

         Notwithstanding sections 2.1 and 3.1, a Current HERC Employee who is a Covered Employee shall be eligible to begin to make Participant Before-Tax Contributions, and shall be eligible to participate in the Plan with respect to the Company Discretionary Contribution, on January 1, 1994.

                              Transfer of Accounts

         The Trustee is authorized to accept the direct transfer of all assets from the trustee of the HERC Plan. The assets may be transferred in kind or in cash, as determined by the Committee. The Trustee shall accept a direct transfer of any participant loan from the HERC Plan; such loan shall continue to be administered according to the terms of its promissory note. The Committee shall establish such procedures, rules, and regulations as it deems necessary or appropriate to accommodate the transfer of assets. The Trustee shall separately account for all assets directly transferred to this Plan. The Trustee shall establish the following accounts for each individual whose account(s) are transferred to this Plan: a Voluntary Contribution Account (containing participant after-tax contributions and the investment earnings thereon); a Salary Deferral Account (containing participant before-tax contributions and the investment earnings thereon); a Salary Deferral Account (containing qualified non-elective contributions, qualified matching contributions, and the investment earnings thereon); and a HERC Contributions Account (containing the employer's matching contributions, the employer's discretionary contributions, and the investment earnings thereon) (collectively, the "HERC Accounts").

                                                        Prepared July 30, 1997

         Amounts transferred to this Plan from the HERC Plan cannot be borrowed, and cannot be used as security for any loan from this Plan.

                                 Distributions

         Unless waived in writing by the Participant or their beneficiary after such person becomes entitled to a distribution from the Plan by reason of a Participant's death, Disability, retirement, or other termination of employment with the Company, or a termination or partial termination of the Plan, then in addition to and notwithstanding any other provisions of the Plan, the Participant or other beneficiary shall have the right to receive his or her vested interest in the balance of his or her HERC Accounts in the following optional forms and the at the following times.

         To the extent that this Appendix does not provide for an alternative or contrary requirement or procedure for distribution of a Participant's HERC Account, the provisions of the Plan shall control. For example, all of the consent and beneficiary designation provisions of the Plan govern the distribution of HERC Accounts to the extent not inconsistent with the annuity requirements below, and all distributions are subject to the direct rollover rules of section 6.6.

         Whether or not specifically stated hereinafter, the following provisions apply only to the HERC Account balances.

1.       Death or Disability.

         Distributions pursuant to the Plan provisions control in the case of distributions as a result of death or Disability, except to the extent that the annuity requirements below are applicable, and except that installment payments are not available.

2.       Other than Death or Disability.

         Distributions for reasons other than the Participant's death or Disability shall be made in accordance with the following:

         A Participant who has attained age 59-1/2 may withdraw any vested amount from his or her HERC Accounts at any time, regardless of whether the Participant has terminated employment with HERC.

         A Participant may elect to withdraw any vested amount from his or her HERC Accounts at any time after separating from service (within the meaning of Code section 401(k)(2)(B)(i)(I)) with Apache, HERC, and all Affiliated Entities.

         A Participant may elect to withdraw any amount from his or her Voluntary Contributions Account at any time, regardless of whether the Participant has terminated employment with HERC.

         A Participant younger than 59-1/2 who has not separated from service with Apache, HERC, and Affiliated Entities, may make a hardship withdrawal from his or her Salary Deferral Account under the same terms and conditions described in section 7.1(b) of the Plan.

         Notwithstanding any of the foregoing early distribution options, a Participant whose vested interest in his or her HERC Account balances are distributed pursuant to one of the options contained in this paragraph 2 shall forfeit his or her nonvested interest in his or her HERC Account balances only as of the last day of the Plan Year in which the Participant incurs a one-year Lapse in Apache Employment.

                                                        Prepared July 30, 1997

         All distributions made pursuant to this paragraph 2 shall be made in a manner consistent with, and satisfies the provisions of, paragraphs 3 and 4 below, including, but not limited to, all notice and consent requirements of Code sections 417 and 411(a)(11) and the Treasury Regulations thereunder.

3.       Qualified Single Life or Joint and Survivor Annuity.

         Paragraph 3 shall apply only to a Participant who elects to receive an annuity.

         (a) Eligibility and Conditions. Unless the Participant elects, as provided in 3(c), not to receive benefits in the form of a qualified joint and survivor annuity, benefits attributable to HERC Account balances will be paid in a form having the effect of a qualified joint and survivor annuity (as defined in 3(b)(2)) with respect to any Participant who (1) is entitled to a distribution, and (2) satisfies the marriage requirements provided in 3(d)(2). In a similar fashion, if a Participant does not meet the marriage requirements, such benefits will be paid in a form having the effect of a single life annuity unless the Participant elects, similar to the election pursuant to 3(c) but without the spousal consent requirement, to waive the life annuity.

         (b)     Definitions.  As used in this paragraph

                 (1) Life Annuity. The term "life annuity" means an annuity that provides retirement payments and requires the survival of the Participant or the Participant's spouse as one of the conditions for any payment or possible payment under the annuity.

                 (2) Qualified Joint and Survivor Annuity. The term "qualified joint and survivor annuity" means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is one- half of the amount of the annuity payable during the joint lives of the Participant and his or her spouse. A qualified joint and survivor annuity shall be the actuarial equivalent of a life annuity for the life of the Participant. The Committee shall direct the Trustee to apply the entire vested amount in all of the Participant's HERC Accounts (whether vested before or upon death, including the proceeds of insurance contract) to the purchase of an annuity contract that satisfies all of the requirements of this paragraph 3 and to distribute the contract to the Participant. Payments to the spouse of a deceased Participant shall not be terminated or reduced because of such spouse's remarriage.

                 (3) Normal Retirement Age. The term "normal retirement age" means the Participant's 65th birthday.

                 (4) Annuity Starting Date. The term "annuity starting date" means (i) the first day of the first period for which an amount is payable as an annuity, whether by reason of retirement or by reason of Disability, or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitled the Participant to such benefit.

                 (5)      Day.  The term "day" means a calendar day.

         (c)     Election Not to Take Joint and Survivor Annuity.

                 (1) In General. Each Participant may elect, at any time during the election period described in 3(c)(3), not to receive a qualified joint and survivor annuity. The election shall be in writing and clearly indicate that the Participant is electing to receive all of his or her benefits under the Plan in a form other than that of a qualified joint and survivor annuity.

                 (2) Consent of Spouse. An election under 3(c)(1) above shall not be effective unless (i) the Participant's spouse consents in writing to the election, (ii) the election designates a beneficiary (or a form of benefits) which may not be changed without spousal consent (or the consent of the spouse expressly permits

                                                        Prepared July 30, 1997
designation by the Participant without any requirement of further consent by the spouse) and (iii) the spouse's consent acknowledges the effect of the election and the consent is witnessed by a Committee member or a notary public. The spouse's consent shall be filed with the Committee at the same time that the Participant's election under 3(c)(1) is filed with the Committee. If a spousal consent shall be filed together with the Participant's election, the election shall take effect nevertheless it is established to the satisfaction of the Committee that the Participant is not married, the Participant's spouse cannot be located, or that other circumstances prescribed in the Treasury Regulations exist. Any spousal consent or establishment that spousal consent cannot be obtained shall be effective only with respect to such spouse.

                 (3) Election Period. The Participant shall have an election period which shall be a 90-day period ending on the annuity starting date. If a Participant makes a request for additional information as provided in 3(c)(4) below on or before the last day of the election period, the election period shall be extended to the extent necessary to include the 90 calendar days immediately following the day the requested additional information is personally delivered or mailed to the Participant.

                 (4)      Information to be Provided by Plan Administrator.

                                  (i) The Plan Administrator shall provide to the Participants, at the time and in the manner specified in 3(c)(4)(ii), the following information, as applicable to the HERC Account balances under the Plan, written in nontechnical language;

                                        (A)  A general explanation of the terms
                 and conditions of the qualified joint and survivor annuity; the Participant's right to make, and the effect of, an election to waive the joint and survivor annuity form of benefit; the right of the Participant's spouse to consent to any election to waive the joint and survivor annuity; the right to revoke an election to waive; and the effect of such a revocation; and

                                        (B)  A general explanation of the
                 relative financial effect on a Participant's annuity of the election. Various methods may be used to explain such relative financial effect, including information as to the benefits the Participant would receive under the qualified joint and survivor annuity stated as an arithmetic or percentage reduction for a single life annuity; a table showing the difference between a straight life annuity and a qualified joint and survivor annuity in terms of a reduction in dollar amounts or a table showing a percentage reduction from the straight life annuity. The notice and explanation required by this 3(c)(4)(i) must also inform the Participant of the availability of the additional information specified in 3(c)(4)(iii) and how such information may be obtained.

                          (ii) The method or methods used to provide the information may vary. If mail or personal delivery is used, then, whether or not the information has been previously provided, there must be a mailing or personal delivery of the information by such time as to reasonably assure that it will be received on a date that is no less than 30 days and no more than 90 days before the annuity starting date. If a method other than mail or personal delivery is used to provide Participants with some or all of such information, it must be a method that is reasonably calculated to reach the attention of a Participant on or about the date prescribed in the immediately preceding sentence and to continue to reach the attention of such Participant during the election period applicable to the Participant for which the information is being provided (as, for example, by permanent posting, repeated publication, etc.).

                          (iii) The Plan Administrator must furnish to a particular Participant, upon a timely written request, a written explanation in nontechnical language of the terms and conditions of the qualified joint and survivor annuity and the financial effect upon the particular Participant's annuity of making any election under this paragraph. Such financial effect shall be given in

                                                        Prepared July 30, 1997
                 terms of dollars per annuity payment. The Plan Administrator need not comply with more than one such request made by a particular Participant. This explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Participant within 30 days from the date of the Participant's written request.

                 (5) Election is Revocable. Any election made under this 3(c) may be revoked in writing at any time during the specified election period, and after such election has been revoked, another election under this paragraph may be made at any time during the specified election period.

                 (6) Election by Surviving Spouse. The spouse of a deceased Participant may elect to have the benefits attributable to HERC Account balances paid in a form other than a survivor annuity. The Plan Administrator must furnish to the spouse, within a reasonable amount of time after a written request has been made by the spouse, a written explanation in nontechnical language of the survivor annuity and any other form of payment which may be selected. This explanation must state the financial effect (in terms of dollars) of each form of payment. The Plan Administrator need not respond to more than one such request.

                 (7) Additional Rule Regarding Election Period. The explanation referred to in paragraph (4) may be provided after the annuity starting date, in which case the election period shall not end until the 30th day after the day on which the explanation is provided. The Participant may elect (with the consent of his or her spouse) to waive the 30-day requirement in the preceding sentence, as well as the 30-day requirements in paragraph (4), in which case distribution will commence as soon as practicable, according to the Participant's election, but no earlier than 7 days after the day the written explanation was provided.

         (d)     Additional Plan Provisions.

                 (1) Claim for Benefits. As a condition precedent to the payment of benefits, a Participant must express in writing to the Plan Administrator the form in which he or she prefers benefits to be paid and provide all the information reasonably necessary for the payment of such benefits. However, if a Participant files a claim for benefits with the Plan Administrator and provides the Plan Administrator with all the information necessary for the payment of benefits but does not indicate a preference as to the form for the payment of benefits, benefits attributable to HERC Account balances must be paid in the form of a qualified joint and survivor annuity if the Participant has attained normal retirement age unless such Participant has made an effective election not to receive benefits in such form.

                 (2)      Marriage Requirements.

                          (i) In General. A joint an survivor annuity will be paid only if

                                  (A)      the Participant and his or her
                 spouse have been married to each other throughout a period of one year ending on the annuity starting date; and

                                  (B)      the Participant shall notify the
                 Plan Administrator of his or her martial status within 30 days after request is made for such information.

                          (ii) Special Rule. If a Participant marries within one year before his or her annuity starting date and if the Participant and such spouse have been married for at least a one year period that ends on or before the Participant's date of death, the Participant and such spouse shall be treated as having been married throughout the one-year period ending on the Participant's annuity starting date.

                                                        Prepared July 30, 1997

                 (3) Effect of Participant's Death on an Election or Revocation of Election. The effect of an election or a revocation of an election timely made under 3(c) shall not be altered by the death of the Participant within any particular time period after such election or revocation shall be made effective.

         (e) Amount of Benefits. The amount of benefits shall be as provided in 3(b).

         (f) Commencement and Duration. The monthly surviving spouse's benefit shall be payable to the spouse for life, beginning as of the first day of the calendar month coincident with or next following the Participant's death.

4.       Qualified Preretirement Survivor Annuity.

 Paragraph 4 shall apply only to a Participant who elects to receive an annuity.

         (a) Eligibility and Conditions. Unless the Participant elects, as provided in 4(c), to waive death benefits in the form of a qualified preretirement survivor annuity, death benefits attributable to HERC Account balances will be paid in a form having the effect of a qualified preretirement survivor annuity (as defined in paragraph 4(b)(2)) with respect to any Participant who (1) dies prior to the annuity starting date, and (2) satisfies the marriage requirement of 4(d).

         (b)     Definitions.  As used in this paragraph

                 (1) Life Annuity. The term "life annuity" means an annuity that provides retirement payments and requires the survival of the Participant or the Participant's spouse as one of the conditions for any payment or possible payment under the annuity.

                 (2) Qualified Preretirement Survivor Annuity. The term "qualified preretirement survivor annuity" means an annuity for the life of the surviving spouse of the Participant, which is the actuarial equivalent of 100% of the Participant's HERC Account balance as of his or her date of death. The Committee shall direct the Trustee to purchase an annuity contract that satisfies all of the requirements of this paragraph 4 (provided that the present value of the annuity contract is not less than 50% of the Participant's vested amount in all of his or her HERC Accounts at his or her date of death, whether vested before or upon death, including the proceeds of insurance contracts) and to distribute the annuity contract to the surviving spouse.

                 (3) Normal Retirement Age. The term "normal retirement age" means the Participant's 65th birthday.

                 (4) Annuity Starting Date. The term "annuity starting date" means (i) the first day of the first period for which an amount is payable as an annuity, whether by reason of retirement or by reason of Disability or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitled the Participant to such benefit.

                 (5)      Day.  The term "day" means a calendar day.

         (c)     Election to Waive Qualified Preretirement Survivor Annuity.

                 (1)      In General.

                          (i) Each Participant may elect, during the election period described in 4(c)(3), to waive the payment of death benefits in the form of a qualified preretirement survivor annuity.

                                                        Prepared July 30, 1997

                          (ii) The election shall be in writing and clearly indicate that the Participant is electing to waive the payment of death benefits in the form of a qualified preretirement survivor annuity.

                 (2) Consent of Spouse. An election under 4(c)(1) shall not be effective unless (i) the Participant's spouse consents in writing to the election, (ii) the election designates a beneficiary (or a form of benefits) which may not be changed without spousal consent (or the consent of the spouse expressly permits the designations by the Participant without any requirement of further consent by the spouse) and (iii) the spouse's consent acknowledges the effect of the election and the consent is witnessed by a Committee member or a notary public. The spouse's consent shall be filed with the Committee at the same time that the Participant's election under 4(c)(1) is filed with the Committee. If a spousal consent is not filed together with the Participant's election, the election shall take effect nevertheless if it is established to the satisfaction of the Committee that the Participant is not married, the Participant's spouse cannot be located, or that other circumstances prescribed in the Treasury Regulations exist. Any spousal consent or establishment that spousal consent cannot be obtained shall be effective only with respect to such spouse.

                 (3) Election Period. The Participant shall have an election period which shall be a period that ends the later of (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35, (ii) a reasonable time after the individual becomes a Participant, (iii) a reasonable time after the joint and survivor rules become effective to the Participant or (v) a reasonable time after the Participant separates from service before attaining age 35.

                 (4)      Information to be Provided by Plan Administrator.

                          (i) The Plan Administrator shall provide to the Participants, at the time and in the manner specified in 4(c)(4), the following information, as applicable to the Plan, written in nontechnical language:

                                  (A)      A general explanation of the
                 qualified preretirement survivor annuity; the Participant's right to make, and the effect of, an election to waive the preretirement survivor annuity form of death benefit; the right of the Participant's spouse to consent to the election to waive the preretirement survivor annuity; the right to revoke an election to waive; and the effect of such a revocation.

                                  (B)      A general explanation of the
                 relative financial effect on a Participant's death benefits of the election. Various methods may be used to explain such relative financial effect.

                          (ii) The method or methods used to provide the information may vary. If mail or personal delivery is used, then, whether or not the information has been previously provided, there must be a mailing personal delivery of the information by such time as to reasonably assure that it will be received within the period commencing with the first day of the Plan Year in which the Participant attains age 32 and ending with the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35. If a method other than mail or personal delivery is used to provide Participants with some or all of such information, it must be a method that is reasonably calculated to reach the attention of a Participant on or about the date prescribed in the immediately preceding sentence and to continue to reach the attention of such Participant during the election period applicable to the Participant for which the information is being provided (as, for example, be permanent posting, repeated publication, etc.).

                                                        Prepared July 30, 1997

                 (5) Election is Revocable. Any election made under this paragraph 4 may be revoked in writing at any time during the specified election period, and after such election has been revoked, another election under this paragraph may be made at any time during the specified election period.

                 (6) Election by Surviving Spouse. The surviving spouse may elect to have benefits paid in a form other than a preretirement survivor annuity. The Plan Administrator must furnish to the spouse, within a reasonable amount of time after a written request has been made by the spouse, a written explanation in nontechnical language of the preretirement survivor annuity and any other form of payment that may be selected. The explanation must state the financial effect (in terms of dollars) of each form of payment. The Plan Administrator need not respond to more than one such request.

         (d) Marriage Requirement. A preretirement survivor annuity will be paid only if the Participant and his or her spouse have been married to each other throughout a period of one year ending on the date of the Participant's death.

         (e)     Amount of Benefits.  The amount shall be as provided in 4(b).

         (f) Commencement and Duration. The surviving spouse's benefit shall be payable to the spouse for life, beginning as of the first day of the calendar month coincident with or next following the Participant's death.

                            -- END OF APPENDIX B --

                                                        Prepared July 30, 1997

                                   APPENDIX C

                              CRYSTAL OIL COMPANY

         Apache may enter into an asset purchase agreement with Crystal Oil Company on or about December 31, 1994 (the "Closing Date"). Apache may hire some employees of Crystal Oil Company on the Closing Date or within one week after the Closing Date ("Ex-Crystal Employees"). This Appendix shall be effective as of the Closing Date.

         A Period of Service for an Ex-Crystal Employee shall include any periods of employment with Crystal Oil Company and any business treated as a single employer with Crystal Oil Company pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

         Notwithstanding section 2.1 of the Plan, an Ex-Crystal Employee shall be eligible to begin to make Participant Before-Tax Contributions, and shall be eligible to participate in the Plan with respect to the Company Discretionary Contribution, on the date he or she becomes a Covered Employee.


                             --END OF APPENDIX C--

                                                        Prepared July 30, 1997

                                   APPENDIX D

                           NATURAL GAS CLEARINGHOUSE

                                  INTRODUCTION

         A number of Employees ("NGC Participants") transferred to Natural Gas Clearinghouse ("NGC"), a Colorado general partnership, pursuant to the terms of the Employee Benefits Agreement, effective April 1, 1990, between Apache and NGC.

         This Appendix contains special provisions that apply to the NGC Participants. Capitalized terms in this Appendix have the same meanings as those given them in the Plan.

                                    Service

         A Period of Service for an NGC Participant shall include his or her period(s) of employment after April 1, 1990, with NGC or any business that is then treated as a single employer with NGC pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

                                 Participation

         Notwithstanding section 2.1, if an NGC Participant is rehired by Apache or any Affiliated Entity, the NGC Participant shall be eligible to begin to make Participant Before-Tax Contributions, and shall be eligible to participate in the Plan with respect to the Company Discretionary Contribution, on the date he or she again becomes a Covered Employee. Notwithstanding paragraph 3.1(b)(i), a sale of Company Stock from an NGC Participant's Accounts before the NGC Participant is rehired shall not, by itself, cause the NGC Participant's matching percentage to be less than 100%.

                                 Distributions

         While an NGC Participant is employed by NGC or by any business then treated as a single employer with NGC pursuant to Code section 414(b), 414(c), 414(m), or 414(o) (a "Current NGC Employee"), the Current NGC Employee shall be treated as an Employee for purposes of Article VI and section 7.1. In addition, notwithstanding section 7.1, a Current NGC Employee may withdraw the entire vested portion of his or her Company Contributions Account in a single sum at any time.

                                     Loans

         An NGC Participant may borrow from the Plan pursuant to section 7.2 only if he or she is an Employee or is otherwise a party in interest (within the meaning of ERISA section 3(14)) with respect to the Plan.

                                  Investments

         An NGC Participant may elect to invest his or her Accounts in the same manner as other Account Owners, pursuant to Article IX. An NGC Participant may sell any shares of Company Stock in his or her Accounts, in spite of any election the NGC Participant had previously made to irrevocably invest a portion of his or her Accounts in Company Stock.

                            -- END OF APPENDIX D --

                                                        Prepared July 30, 1997

                                   APPENDIX E

                     Texaco Exploration & Production, Inc.

         Apache acquired certain assets from Texaco Exploration & Production, Inc. ("TEPI"), as of January 1, 1995. In connection with that acquisition, Apache hired a number of individuals employed by TEPI or related companies ("Ex-Texaco Employees"), in late February and early March of 1995 (the "Apache Hire Date").

         A Period of Service for an Ex-Texaco Employee shall include any periods of employment, before his or her Apache Hire Date, with TEPI or any business then treated as a single employer with TEPI pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

         Notwithstanding section 2.1 of the Plan, an Ex-Texaco Employee shall be eligible to begin to make Participant Before-Tax Contributions as of the first day of the first pay period following his or her Apache Hire Date, provided he or she is then a Covered Employee. An Ex-Texaco Employee shall be eligible to participate in the Plan with respect to the Company Discretionary Contribution on the date he or she becomes a Covered Employee.


                            -- END OF APPENDIX E --

                                                        Prepared July 30, 1997

                                   APPENDIX F

                   DEKALB ENERGY COMPANY / APACHE CANADA LTD.

                                  Introduction

         Through a merger effective as of May 17, 1995, Apache then held 100% of the stock of DEKALB Energy Company (which has been renamed Apache Canada Ltd.). Apache Canada Ltd. has adopted this Plan, and Apache has approved its adoption, as of May 17, 1995, for the eligible employees of Apache Canada Ltd.

         Capitalized terms in this Appendix have the same meanings as those given to them in the Plan. The regular terms of the Plan shall apply to the employees of Apache Canada Ltd., except as provided below.

                           Eligibility to Participate

         Notwithstanding section 1.14, an employee of Apache Canada Ltd. shall be a Covered Employee only if (1) he or she is either a U.S. citizen or a U.S. resident, and (2) he or she was employed by Apache or another Company immediately before becoming an employee of Apache Canada Ltd.

                        Vesting and Eligibility Service

         For any individual who becomes an employee of Apache on or after May 17, 1995, his or her Period of Service shall include any periods of employment before May 17, 1995, with DEKALB Energy Company or any business then treated as a single employer with DEKALB Energy Company pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

                                  Compensation

         If the payroll of the Apache Canada Ltd. employee is handled in the United States, then the definitions of Compensation in section 1.13 shall apply. To the extent that the payroll of the Apache Canada Ltd. employee is handled outside of the United States, the following definitions of Compensation shall apply in lieu of the definitions found in subsections 1.13(a) and 1.13(b):

         (a)     Code Section 415 Compensation.

                 (i) 1997. This paragraph applies for 1997 only. For purposes of determining the limitation on Annual Additions under section 3.4 and the minimum contribution under section 12.4 when the Plan is top-heavy, Compensation shall mean foreign earned income (within the meaning of Code section 911(b)) paid by the Company or an Affiliated Entity, but shall not include any Participant Before-Tax Contributions or any other elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 402(e)(3), 402(h), or 403(b). For purposes of section 3.4, Compensation shall be measured over a Limitation Year. For purposes of section 12.4, Compensation shall be measured over a Plan Year.

                 (ii) 1998 and Thereafter. This paragraph applies after 1997. For purposes of determining the limitation on Annual Additions under section 3.4 and the minimum contribution under section 12.4 when the Plan is top-heavy, Compensation shall mean foreign earned income (within the meaning of Code section 911(b)) paid by the Company or an Affiliated Entity, and shall also include elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 402(e)(3), 402(h), 403(b), 408(p), or 457. For purposes of section 3.4, Compensation shall be measured over a Limitation Year. For purposes of section 12.4, Compensation shall be measured over a Plan Year.

                                                        Prepared July 30, 1997

         (b)     Code Section 414(q) Compensation.

                 (i)      1997.   This paragraph applies for 1997 only.  For
         purposes of identifying Highly Compensated Employees and Key Employees, Compensation shall foreign earned income (within the meaning of Code section 911(b)) paid by the Company or an Affiliated Entity; Compensation shall also include elective contributions that are not includable in the Employee's income pursuant to Code sections 125, 402(e)(3), 402(h), or 403(b). Compensation shall be measured over a Plan Year. Compensation shall include only amounts paid to the Employee, and shall not include any additional amounts accrued by the Employee.

                 (ii) 1998 and Thereafter. This paragraph shall apply after 1997. For purposes of identifying Highly Compensated Employees and Key Employees, Compensation shall have the same meaning as in paragraph (a)(ii), except that Compensation shall be measured over a Plan Year and shall not include any amounts accrued by, but not paid to, the Employee during the Plan Year.


                            -- END OF APPENDIX F --





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                                   APPENDIX G

                               CITATION OIL & GAS

                                  Introduction

         Apache Corporation, MW Petroleum Corporation, and Apache Energy Resources Corporation (collectively, "Apache Companies") and Citation 1994 Investment Limited Partnership ("Citation 1994 Limited") entered into a certain purchase and sale agreement entitled "Purchase and Sale Agreement by and between Apache Corporation, MW Petroleum Corporation, and Apache Energy Resources Corporation (Sellers) and Citation 1994 Investment Limited Partnership (Buyer)" whereby Apache Companies sold certain properties to Citation 1994 Limited. In connection with this transaction, Citation 1994 Limited, through its general partner, Citation Oil & Gas Corporation ("Citation"), hired certain employees of Apache effective September 1, 1995 ("Transferred Employees"). In connection with this transaction, certain Apache employees were terminated by Apache, but were not hired by Citation ("Terminated Employees").

         This Appendix contains special provisions that apply to the Transferred Employees and the Terminated Employees. Capitalized terms in this Appendix have the same meanings as those given them in the Plan.

                                    Vesting

         The Accounts of the Transferred Employees and the Terminated Employees shall be fully vested as of September 1, 1995.

                                 Participation

         Notwithstanding section 2.1, if a Transferred Employee is rehired by Apache or any Affiliated Entity, the Transferred Employee shall be eligible to begin to make Participant Before-Tax Contributions, and shall be eligible to participate in the Plan with respect to the Company Discretionary Contribution, on the date he or she again becomes a Covered Employee. Notwithstanding paragraph 3.1(b)(i), a sale of Company Stock from a Transferred Employee's Accounts before he or she is rehired shall not, by itself, cause the Transferred Employee's matching percentage to be less than 100%.

                                 Distributions

         While a Transferred Employee is employed by Citation or by any business then treated as a single employer with Citation pursuant to Code section 414(b), 414(c), 414(m), or 414(o) (a "Current Citation Employee"), the Current Citation Employee shall be treated as a Participant who has terminated employment with Apache and Affiliated Entities for purposes of determining his or her withdrawal options from his or her Company Contributions Account. A Current Citation Employee shall be treated as an Employee for purposes of determining his or her withdrawal options from his or her Participant Before-Tax Contributions Account.

                                     Loans

         A Current Citation Employee may borrow from the Plan pursuant to section 7.2 only if he or she is a party in interest (within the meaning of ERISA section 3(14)) with respect to the Plan.


                            -- END OF APPENDIX G --

                                                        Prepared July 30, 1997

                                   APPENDIX H

                           PRODUCERS ENERGY MARKETING

                                  Introduction

         Producers Energy Marketing LLC ("ProEnergy") was formed in 1995 to market the production of Apache and other independent oil companies. Initially, Apache owned approximately 57% of ProEnergy. Several employees of Apache were transferred to ProEnergy between January 1, 1996 and June 30, 1996 ("Transferred Employees").

         This Appendix contains special provisions that apply only to the Transferred Employees. Capitalized terms in this Appendix have the same meanings as those given them in the Plan.

                                    Vesting

         The Accounts of each Transferred Employee shall be fully vested as of the date he or she was transferred to ProEnergy. If a Transferred Employee is rehired by Apache or an Affiliated Entity, a new Company Contributions Account shall be established for all Company Matching Contributions (other than QMACs) and all Company Discretionary Contributions (other than QNECs) that are made on behalf of the Participant as of any date after his or her rehire by Apache or an Affiliated Entity. Whenever any Participant becomes fully vested in two separate Company Contributions Accounts, those Accounts shall be merged into one Company Contributions Account.

                                 Participation

         Notwithstanding section 2.1, if a Transferred Employee is rehired by Apache or any Affiliated Entity, the Transferred Employee shall be eligible to begin to make Participant Before-Tax Contributions, and shall be eligible to participate in the Plan with respect to the Company Discretionary Contribution, on the date he or she again becomes a Covered Employee. Notwithstanding paragraph 3.1(b)(i), a sale of Company Stock from a Transferred Employee's Accounts before he or she is rehired shall not, by itself, cause the Transferred Employee's matching percentage to be less than 100%.

                              Transfer of Accounts

         The Committee is authorized to transfer the Accounts of any or all Transferred Employees, without the consent of any Transferred Employee, directly to a plan sponsored by ProEnergy that is designed to satisfy the requirements of Code section 401(a). The Committee is also authorized to transfer the Accounts of any Participant who becomes employed by ProEnergy or by any business then treated as a single employer with ProEnergy pursuant to Code section 414(b), 414(c), 414(m), or 414(o). The following provisions regarding loans and distributions from this Plan apply only until a Participant's Accounts are transferred to ProEnergy's plan.

                                 Distributions

         While a Transferred Employee is employed by ProEnergy or by any business then treated as a single employer with ProEnergy pursuant to Code section 414(b), 414(c), 414(m), or 414(o) (a "Current ProEnergy Employee"), the Current ProEnergy Employee shall be treated as a Participant who has terminated employment with Apache and Affiliated Entities for purposes of determining his or her withdrawal options from his or her Company Contributions Account. A Current ProEnergy Employee shall be treated as an Employee for purposes of determining his or her withdrawal options from his or her Participant Before-Tax Contributions Account.





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




                                     Loans

         A Current ProEnergy Employee may borrow from the Plan pursuant to section 7.2 only if he or she is a party in interest (within the meaning of ERISA section 3(14)) with respect to the Plan. (Note: a Current ProEnergy Employee is a party-in-interest with respect to the Plan while Apache and Affiliated Entities own, directly or indirectly, 50% or more of ProEnergy.) Notwithstanding subsection 7.2(e), the loan repayments shall be not accelerated, and the loan shall not be payable in full on the date the Borrower ceases to be a party-in-interest, if the reason that the Borrower ceases to be a party-in-interest is because Apache and Affiliated Entities decrease their ownership of ProEnergy and its affiliated entities.


                            -- END OF APPENDIX H --





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



                                   APPENDIX I

                      THE PHOENIX RESOURCE COMPANIES, INC.

         Apache acquired The Phoenix Resource Companies, Inc. as of May 20, 1996. Apache hired at least one individual then working for The Phoenix Resource Companies, Inc. and related companies ("Ex-Phoenix Employees").

         A Period of Service for an Ex-Phoenix Employee shall include any periods of employment before May 21, 1996, with The Phoenix Resource Companies, Inc. or any business then treated as a single employer with The Phoenix Resource Companies, Inc. pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

                             --END OF APPENDIX I--






                                     I-1


                                                         Prepared July 30, 1997